As filed with the Securities and Exchange Commission on October 16, 2015

File Nos. 033-85982 and 811-08846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 47

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 48

____________________________________________________________________________________________

Tributary Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

1620 Dodge Street
Omaha, NE 68197
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:

(800) 6962-4203

Brittany Fahrenkrog
1620 Dodge Street
Omaha, NE 68197

(Name and Address of Agent for Service)

Copies to:

David E. Gardels
Husch Blackwell LLP
13330 California Street

Suite 200
Omaha, NE 68154

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ ]	on, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on, pursuant to Rule 485, paragraph (a)(1)
[X]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:	Tributary Nebraska Tax-Free Fund

SUBJECT TO COMPLETION OCTOBER 16, 2015

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Tributary Funds

Prospectus and Privacy Policy

December 31, 2015

Tributary Nebraska Tax-Free Fund

Institutional Plus Class: [ ]

Forward Motion. Momentum. Success.

The Securities and Exchange Commission ("SEC") and the Commodity Futures Trading Commission ("CFTC") have not approved or disapproved these securities or determined this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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PROSPECTUS

Tributary Nebraska Tax-Free Fund
Investment Objective

The Tributary Nebraska Tax-Free Fund (the "Fund") seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Plus Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Plus Class
Management Fees	XX%
Distribution (12b-1) Fees	None
Other Expenses	XX%
Shareholder Servicing Fee	None
Total Annual Fund Operating Expenses	XX%
Fee Waiver(1)	(XX)%
Total Annual Fund Operating Expenses Less Fee Waiver	XX%

(1)The investment adviser agrees to waive its advisory fee and reduce the administration fee payable to it and/or reimburse other expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) of 0.45%. This fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Directors approves a change in or elimination of the waiver.

Expense Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Institutional Plus Class	$XX	$XX

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the expense example, affect the Fund's performance. Portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund had not commenced operations during the fiscal year.

Principal Investment Strategies

Under normal market conditions, the Fund invests not less than 80% of its assets (defined as net assets plus borrowings for investment purposes), in municipal securities that generate income exempt from Nebraska state income tax and federal income tax, including the alternative minimum tax. The Fund invests primarily in securities which are ''investment grade,'' which means they will be:

•rated BBB- or better from Standard & Poor's, Baa3 or better from Moody's, or the equivalent rating from another nationally recognized statistical rating organization; or

•if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

The expected average dollar-weighted maturity of the Fund's portfolio is between 3 and 15 years.. The Fund's investment sub-adviser uses a longer -term, value-oriented strategy and looks for municipal securities that offer attractive yields for the assumed level of credit risk..

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Fund may purchase municipal securities that represent lease obligations in an amount not to exceed 10% of its total assets..

The Fund may also invest in municipal bonds of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) which are exempt from regular federal income taxes. The Fund may not invest more than 10% of its total assets in these territories.

Principal Risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund. In addition, the Fund is subject to the following principal risks:

General Market Risk: All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest Rate Risk: Changes in interest rates affect the value of the Fund's fixed income securities. When interest rates rise, the value of the Fund's fixed income securities and the Fund's shares will generally decline.

Credit Risk: The Fund could lose money if the issuer or guarantor of a municipal security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The price of a security held by the Fund can be adversely affected prior to actual default if its credit status deteriorates and the probability of default rises.

Non-diversification risk. Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Nebraska municipal securities in which the Fund invests. For example, neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. Nebraska's economy is heavily agricultural and changes in the agricultural sector can affect taxes and other municipal revenues.

Reinvestment Risk: If interest rates decline when a fixed income security is held by the Fund or matures, the cash flows from that security will likely be reinvested at a lower interest rate.

Prepayment risk. Certain municipal securities are exposed to prepayment risk, which is the risk that the underlying debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired some securities at a premium.

Performance History since Inception

The bar chart and table below show the Fund's annual returns and its long-term performance and provide some indication of the risks of an investment in the Fund. The bar chart illustrates how the Fund's performance has varied from year-to-year. The table compares the Fund's average annual returns for 1 year, 5 years, and since inception to a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual average returns of the index do not reflect the returns net of fees, expenses, or taxes.

Performance for the Fund is available on the Performance tab of the Fund's website at www.tributaryfunds.com and is updated monthly and quarterly.

Annual Total Returns - Institutional Plus Class (%)

The Institutional Plus Class' total return for the nine-month period ended September 30, 2015 was 2.05%.

Best Quarter	Worst Quarter
09/30/09	06/30/13
3.93%	-2.32%

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Performance information from December 31, 2007 to December 31, 2014 reflects the performance of the Fund's predecessor common trust fund. The common trust fund had investment objectives, policies and restrictions that were equivalent in all material respects to those of the Fund, and was managed by First National Bank of Omaha. The Fund commenced business on December 31, 2015. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been higher or lower than the performance shown in the bar chart and Average Annual Total Returns table below. The predecessor common trust fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the common trust fund had been registered, its performance might have been adversely affected.

Average Annual Total Returns
(For periods ended December 31, 2014)

	1 Year	5 Years	Since Inception 12/31/2007
Institutional Plus Class Return (Before Taxes)	7.17%	3.80%	4.08%
Institutional Plus Class Return After Taxes on Distributions	XX%	XX%	XX%
Institutional Plus Class Return After Taxes on Distributions and Sale of Fund Shares	XX%	XX%	XX%
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.23%	3.64%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management
Investment Adviser:

Tributary Capital Management, LLC

Investment Sub-Adviser:

First National Fund Advisers, a division of First National Bank of Omaha ("FNFA")

Portfolio Managers:

Ronald Horner, Senior Director of FNFA, has managed the Fund since December 2015.

Travis Nordstrom, CFA, Director of FNFA, has managed the Fund since December 2015.

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Purchase and Sale of Fund Shares

Institutional Plus Class: The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million, except that the minimum investment may be modified at the sole discretion of the Fund. After the initial investment is made, the minimum subsequent investment for Institutional Plus Class shares is $50. If an exchange or redemption causes the value of an investor's account in Institutional Plus Class shares to fall below $5 million, the investor's Institutional Plus Class shares may be converted into Institutional Class shares.

You may sell (redeem) all or part of your shares of the Fund on any business day in one of the following methods:

•Go to www.tributaryfunds.com and visit our secure account area;

•Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022; or

•If you previously authorized telephone redemptions, call 1-800-662-4203.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its related companies may pay the intermediary for the sale of those shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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PROSPECTUS

Tributary Funds

Principal Investment Objective, Strategies, and Risks
of the Tributary Nebraska Tax-Free Fund

Principal Objective

The Tributary Nebraska Tax-Free Fund (the "Fund") seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.

Principal Investment Strategies

Under normal market conditions, the Fund invests not less than 80% of its assets (defined as net assets plus borrowings for investment purposes), in municipal securities that generate income exempt from Nebraska state income tax and federal income tax, including the alternative minimum tax. The Fund invests primarily in securities which are ''investment grade,'' which means they will be:

•rated BBB- or better from Standard & Poor's, Baa3 or better from Moody's, or the equivalent rating from another nationally recognized statistical rating organization; or

•if unrated, considered at purchase by the Fund's investment adviser to be of comparable quality.

The expected average dollar-weighted maturity of the Fund's portfolio is between 3 and 15 years. To calculate maturity, the sub-adviser uses each instrument's ultimate maturity date, or the probable maturity-shortening device. For securities expected to be repaid before their maturity date, the sub-adviser uses the effective maturity, which is shorter than the stated maturity. The Fund's investment sub-adviser uses a longer-term, value-oriented strategy and looks for municipal securities that offer attractive yields for the assumed level of credit risk. To assess a municipal security's value, the sub-adviser considers the security's yield, price, structural provisions, as well as the credit quality and future prospects of the issuer.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities. States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Fund may purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will not invest more than 10% of its total assets in lease obligations.

The Fund may also invest in municipal bonds of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands, and Guam) which are exempt from regular federal income taxes. The Fund may not invest more than 10% of its total assets in these territories.

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Principal Risks

The value of the Fund's shares depends on the value of the securities it owns. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fluctuate significantly, which means loss of money is a risk of the Fund.

General Market Risk: All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Interest Rate Risk: Changes in interest rates affect the value of the Fund's fixed income securities including securities issued by or guaranteed by the U.S. government or other government agencies. When interest rates rise, the value of the Fund's fixed income securities and the Fund's shares will generally decline. A change in interest rates will also affect the amount of income the Fund generates.

The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline, however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.

Credit Risk: The value of the Fund's municipal securities is affected by the issuers' or guarantors' continued ability to make interest and principal payments. The Fund could lose money if the issuers or guarantors of its municipal securities are unable or unwilling to make timely principal and/or interest payments, or to otherwise honor their obligations. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Non-diversification risk: Because the Fund is non-diversified and invests primarily in Nebraska municipal securities, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer or issuers of Nebraska municipal securities in which the Fund invests. For example, neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. Nebraska's economy is heavily agricultural and changes in the agricultural sector can affect taxes and other municipal revenues.

Reinvestment Risk: The Fund's fixed income securities will have stated maturities, and accordingly, at the end of a security's term, the proceeds will need to be reinvested in another security. If interest rates decline when a fixed income security is held or matures, the cash flows from that security will likely be reinvested at a lower rate.

Prepayment Risk: Certain municipal securities involve prepayment risk, which is the risk that the underlying debts may be refinanced or paid off before they mature during a period of declining interest rates. Such refinancings and prepayments will tend to lower the Fund's return and could result in losses to the Fund if it acquired these securities at a premium. Due to prepayments and the need to reinvest principal payments at current rates, certain municipal securities may be less effective than other bonds at maintaining yields when interest rates decline. Some municipal securities may be more volatile than other fixed income securities.

Portfolio Holdings of the Fund

Tributary Funds, Inc.'s policies and procedures with regard to the disclosure of the Fund's portfolio securities are available in the Fund's Statement of Additional Information.

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PROSPECTUS

Tributary Funds

Buying, Selling, and Exchanging Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund. The Fund reserves the right to refuse purchases that may adversely affect the Fund. The Fund does not accept cash, money orders, travelers checks, starter checks, counter checks, or third-party checks.

Buying Shares

You can buy shares on-line at www.tributaryfunds.com, by mail or wire, or through your broker/dealer or other institutions. For an Application, call 1-800-662-4203 or visit our website and click on the Forms tab.

Opening an Account by Mail

Make out a check for the amount you want to invest, payable to the Fund. See page XX for minimum account amounts.

Mail the check and a completed Application to:

Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

Opening an Account Online

Go to www.tributaryfunds.com and click on "Open New Account."

Adding to Your Account by Mail

Make out a check for the amount you want to invest, payable to the Fund. See page XX for minimum account amounts.

Mail the check and a note with your account number to:

Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

Adding to Your Account by Wire

Call 1-800-662-4203 for the account number to which funds should be wired. Your bank may charge a wire transfer fee.

Adding to Your Account Online

Go to www.tributaryfunds.com and visit our secure account area.

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Through Other Institutions

To find out if you can buy shares through your bank, broker/dealer, or other institution, call 1-800-662-4203 or call your institution. Check with your institution for account requirements, procedures, and any fees, which will reduce your net return.

Customer Identification Program

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify, and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address.

Corporate, trust, and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as required by law.

Automated Investment Plan

You can make regular monthly or quarterly purchases by an Automated Clearing House (ACH) transfer from your bank account. The minimum initial investment for Institutional Plus Class is $5 million; the minimum for additional investments in Institutional Plus Class shares is $50. These investment minimums may be modified at the sole discretion of the Fund. To start, complete the Auto Invest Plan section of the Purchase Application or visit www.tributaryfunds.com and click on "Add Automatic Purchase" in the Account Details section. To change your plan, send the Fund a signature-guaranteed written request. See "Signature Guarantees" on page XX.

Selling (Redeeming) Shares

If you purchase your shares directly from the Fund, you can redeem them as described below. If you purchase shares through a bank or other institution, you need to meet that institution's account requirements.

•Go to www.tributaryfunds.com and visit our secure account area.

•Send a written request to: Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022

or

•If you previously authorized telephone redemptions, call 1-800-662-4203 to request the redemption.

•The Fund will mail a check payable to the shareholder(s) of record to the address of record, or wire the funds at no charge to a previously designated bank account. Check with your bank to determine if it charges a wire transfer fee. See "Signature Guarantees" on page XX.

Undeliverable or Uncashed Redemption/Distribution Checks

If you choose to receive distributions in cash: If any distribution checks (1) are returned as "undeliverable" or (2) have not been negotiated before your next regularly scheduled distribution or within six months from the date of issuance, whichever is earlier, your account will be changed automatically so that all subsequent distributions are reinvested in shares in your account at the per share Net Asset Value ("NAV") determined as of the date of the payment. Redemption and fund distribution checks that have not been negotiated within the timeframes noted above will be canceled, and the money will be reinvested in shares in the appropriate Fund at the current day per share NAV. Notices to "unresponsive payees" will be sent in accordance to SEC rules and regulations.

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Automated Withdrawal Plan

You can redeem shares automatically every month or quarter and have a check for the specified amount mailed to you. The minimum withdrawal for Institutional Plus Class shares is $100. To start, call 1-800-662-4203 or visit www.tributaryfunds.com and click on "Add Automatic Redemption" in the Account Details section. To change your plan, send the Funds a signature-guaranteed written request or an Account Change Form. See "Signature Guarantees" on page XX. You could have negative tax consequences (i.e., wash sales) if you purchase shares while you are making withdrawals. Be sure to check with your tax advisor on the effects of this plan, especially if you are also purchasing shares.

Exchanging Shares

You can exchange shares of one Fund for shares of another Fund offered by Tributary Funds, Inc.. An exchange is considered a sale of shares; you may have a capital gain or loss for federal income tax purposes.

•Before making an exchange, read the Prospectus of the Fund whose shares you want to buy in the exchange.

•Then mail the Funds your signature-guaranteed request or call 1-800-662-4203. See "Signature Guarantees" on page XX. The amount to be exchanged must meet minimum investment requirements, described on page XX.

or

•Go to www.tributaryfunds.com and click on "Exchange" in the Account Details section.

The Funds reserve the right to restrict or refuse an exchange request if a Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets. There is no assurance the Funds will be able to anticipate any such exchange requests.

The Fund may change or eliminate the exchange privilege with 60 days' notice to shareholders, though there are no plans to do so.

Excessive Trading

The Fund seek to deter short-term or excessive trading (often described as "market timing"). Excessive trading (either frequent exchanges between the Funds or sales and repurchases of a Fund within a short time period) may:

•Disrupt portfolio management strategies;

•Increase brokerage and other transaction costs; and

•Negatively affect fund performance.

Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund's NAV (referred to as "arbitrage market timing"). Arbitrage market timing may also be attempted in mutual funds that hold significant investments in small-cap securities, high-yield (junk) bonds, and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.

The Fund's Board of Directors has adopted and implemented the following policies and procedures to detect, discourage, and prevent excessive short-term trading in the Fund:

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Monitoring of Trading Activity

The Fund, through its transfer agent, monitors selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

Restrictions on Transactions

The Fund has broad authority to take discretionary action against market timers and against particular trades. They also have sole discretion to:

•Restrict purchases or exchanges that they or their agents believe constitute excessive trading; and

•Reject purchases or exchanges that violate a Fund's excessive trading policies or its exchange limits.

Despite its best efforts, the Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange, and redemption orders on behalf of their customers. In short, the Fund may not be able to prevent all market timing and its potential negative impact.

Transaction Policies

Share Price

The price per share for the Fund, equal to its NAV, is calculated each business day at the regularly scheduled normal close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time). A business day is any day on which the NYSE is open for business.

If the Fund receives your buy or sell order before the daily valuation time, you will pay or receive that day's NAV for each share. Otherwise you will pay or receive the next business day's NAV for each share.

To calculate the NAV, the Fund adds up the value of all of a Fund's securities and other assets, subtract any liabilities, and divide by the number of shares of the Fund outstanding. You can determine the value of your account on any particular day by multiplying the number of shares you own by the day's NAV.

The Fund's securities are valued at market value. Securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 p.m. Eastern Time. If reliable market prices are not available, the fair value prices will be determined using methods approved by the Fund's Board of Directors.

Some of the more common reasons that may necessitate that any security be valued using fair value procedures include:

•The security's trading has been halted or suspended;

•The security has been de-listed from a national exchange;

•The security's primary trading market is temporarily closed at a time when under normal conditions it would be open; and

•The security has not been traded for an extended period of time.

Minimum Investments and Additions

The minimum initial investment for Institutional Plus Class shares of the Fund is $5 million. For additional investments, the minimum investment for Institutional Plus Class shares is $50. The Fund may also waive minimum requirements for Individual Retirement Accounts, payroll deduction plans, and otherwise at its sole discretion.

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If an exchange or redemption causes the value of your account (other than an Auto Invest Plan or payroll deduction account) to fall below $5 million for Institutional Plus Class shares, the Fund may ask you to add money to your account. If the balance remains below the minimum after 60 days, the Fund may close your account and mail you the proceeds.

Redemption Payments

If you redeem shares, your payment normally will be sent within seven days of the Fund's transfer agent receiving your request. Shares are sold at the next NAV calculated after your request is received in good order. Unless it would adversely affect the Fund or its shareholders, the Fund tries to honor requests for next-day payment if your order is received on a business day before 4 p.m. (Eastern Time), or second-day payment if your order is received after that time.

Before selling recently purchased shares, please note that if the Fund's transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 15 calendar days. This is intended to protect the Fund and its shareholders from loss.

The Fund intends to pay cash for all shares redeemed, but under unusual conditions may make payment wholly or partly in portfolio securities whose value equals the redemption price. You will incur brokerage costs when converting them to cash.

The Fund may suspend your right to sell your shares during times when the NYSE restricts or halts trading, or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC"). The Fund will require a signature guarantee on redemption requests of $50,000 or more, or if the redemption proceeds are to be paid or sent to someone other than you. See "Signature Guarantees" below.

Signature Guarantees

Signature guarantees are designed to prevent unauthorized transactions. The guarantor pledges that the signature presented is genuine and, unlike a notary public, is financially responsible if the signature is not. The Fund's transfer agent may require a "medallion" signature guarantee for certain transactions.

You can obtain medallion signature guarantees from banks, brokers/dealers, credit unions, securities exchanges and some other institutions. A notary public is not acceptable. The Fund requires a medallion signature guarantee to change the address to which a redemption check is to be mailed or to make the check payable to someone other than the shareholder(s) of record. If you have changed your address within 30 days of a redemption request, a medallion signature guarantee is required. For joint accounts, each signature must be guaranteed. The Fund's transfer agent reserves the right to reject any signature guarantee.

Telephone Transactions

For purchases made by telephone, the Fund and its agents will use reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, among others, requiring some form of identification before acting on telephone instructions; providing written confirmation of all such transactions; and tape recording all telephone instructions. If reasonable procedures are followed, the Fund and its agents will not be liable for any loss, cost, or expense due to an investor's telephone instructions or an unauthorized telephone redemption.

If, because of peak activity or adverse conditions, you cannot place a telephone transaction, consider mailing your request as described in "Opening an Account by Mail" and "Selling (Redeeming) Shares" on page XX or visiting www.tributaryfunds.com. The Fund reserves the right to refuse a telephone transaction.

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Distributions and Taxes

The timing and characterization of all income and capital gain distributions paid to Fund shareholders are determined in accordance with federal income tax laws and regulations. Income determined in accordance with federal income tax laws and regulations may differ from Generally Accepted Accounting Principles in the United States of America. As a result, net investment income for a reporting period may differ significantly from distributions paid during the same reporting period.

Distributions

Dividends from net investment income, if any, are declared and distributed as indicated below.

The Tributary Nebraska Tax-Free Fund declares income dividends daily and pays them monthly. Distributions from net realized capital gains from the Fund, if any, are declared and distributed at least annually.

Taxes

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of the shareholders. Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

•Dividends and distributions you receive, whether in cash or additional shares, are generally taxable.

•Distributions to non-corporate shareholders attributable to interest, non-qualified dividends, other ordinary income and net short-term capital gains are generally taxed as ordinary income, while distributions to non-corporate shareholders attributable to qualified dividend income are generally taxed at long-term capital gains rates provided certain holding period and other requirements are satisfied by the shareholder and the Fund.

•Distributions from a Fund's net long-term capital gains are taxable as long-term capital gains, no matter how long you have held shares of the Fund.

•Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by a Fund as qualifying for the DRD, provided certain holding period and other requirements are satisfied by the shareholder and the Fund.

•Some dividends paid in January may be taxable as if you had received them the previous December.

•Dividends attributable to interest on U.S. Treasury obligations may be subject to state and local taxes, even though the interest would be tax-exempt if you received it directly.

•If the distribution of income or gain realized on the sale of securities causes a share's NAV to fall below what you paid for it, the distribution is a "return of invested principal" but is still taxable as described above.

•If you buy shares shortly before the record date of a Fund's dividend or capital gains distribution, the payment of those dividends or capital gains will reduce your NAV per share. All or a part of such distributions are taxable.

•In general, if you sell or redeem shares you will realize a capital gain or loss, which will be long-term or short-term, depending upon your holding period for the shares. Any loss recognized on the sale of shares of a Fund held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares in different Funds may be treated as a sale and any gain may be subject to tax.

•Losses realized on the sale or other disposition of shares of a Fund will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of shares). The disallowed loss will be added to the cost basis of the new shares acquired.

•As with all mutual funds, the Funds may be required to withhold U.S. federal income tax (at a rate of 28%) for all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer

13

 identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the "IRS") that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

•For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

At least annually, the Fund will advise you of the source and tax status of all the distributions you have received.

This Prospectus gives only general tax information. Before you invest, consult your tax advisor on federal, state, and local tax considerations for your specific situation.

Management of the Fund

Investment Adviser

The Investment Adviser of the Funds is Tributary Capital Management, LLC ("Tributary"), a subsidiary of First National Bank of Omaha ("First National"), which is a subsidiary of First National of Nebraska, Inc. ("FNNI"), a Nebraska corporation with total assets of approximately $17 billion as of September 30, 2015. FNNI is a privately held financial services organization. Tributary is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 1620 Dodge Street, Stop 1089, Omaha, NE 68197. As of September 30, 2015, Tributary had approximately $1.02 billion in assets under management.

Investment Sub-Adviser

First National Fund Advisers ("Sub-Adviser"), a division of First National, located at 215 West Oak Street, Fort Collins, CO 80521 and 14010 FNB Parkway, Omaha, NE 68154, serves as the Sub-Adviser to the Fund, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, and the Growth Opportunities Fund. FNFA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, and the Growth Opportunities Fund.

Responsibilities

Tributary supervises and administers the Fund's respective investment programs. Supervised by the Fund's Board of Directors and following the Fund's investment objectives and restrictions, the Sub-Adviser:

•Manages a Fund's investments;

•Makes buy/sell decisions and places the orders; and

•Keeps records of purchases and sales.

Portfolio Managers

Investment decisions for the Fund are made by teams of Tributary or Sub-Adviser personnel. In general, investment decisions are made by consensus and no one person is primarily responsible for making investment recommendations. The following people are primarily responsible for day-to-day management of the Funds. Additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund managed by that portfolio manager is available in the SAI.

14

Tax-Free Fund (sub-advised by FNFA)

•Ronald Horner, Senior Director, Fixed Income. Ron joined First National in March 2006 as a Managing Director and Head of Fixed Income. In this capacity, Ron provides leadership and oversight for all of First National's fixed income investment mandates including those managed by the Sub-Adviser. Ronald's 27 year career in investment management includes 19 years with Commercial Federal Bank serving as an Investment Portfolio Manager and Secondary Mortgage Marketing Manager. He received his B.S. from Creighton University and Masters of Business Administration from the University of Nebraska at Omaha.

•Travis Nordstrom, CFA, Director. Travis joined First National in June 1999 and is currently lead portfolio manager for all of First National's actively managed fixed income portfolios including those managed by the Sub-Adviser. He began his career in the industry over 17 years ago at Commerzbank AG, in Frankfurt, Germany, where he also studied financial economics on a Fulbright Scholarship. Travis received his B.S. in Economics from Nebraska Wesleyan University and M.S. in Economics from the University of Nebraska at Omaha. Travis has earned the Chartered Financial Analyst designation and is a member of the CFA Institute and board member of the CFA Society of Nebraska.

Fees

The Fund has agreed to pay Tributary an advisory fee (net of waivers) at the annual rate of 0.45%, of the Fund's average daily net assets.

The Adviser has agreed to waive its advisory fee and reduce the administration fees payable to it and/or reimburse other expenses of each Fund, during the period one year from the effective date of the registration statement of the Company, to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees, brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of each Fund) listed below. There can be no assurance that Tributary will continue to waive fees and reimburse expenses after such period. Each Fund has agreed to reimburse the Adviser in an amount equal to the full amount of fees that, but for waivers and/or reimbursements, would have been payable by the Fund to the Adviser, or were reimbursed by the Adviser in excess of its investment advisory fee. Such reimbursement by a Fund would be made monthly, but only if the operating expenses of the Fund (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses), without regard to such repayment, are at an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund's current expense limitation in effect for the period. The Adviser shall be entitled to recoup such amounts for a period up to three (3) years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund.

Fund	Expense Caps (Annual Rate Based on Average Net Assets of the Fund)
Tax-Free Fund	0.45%

A discussion of the basis of the Board of Directors' approval of the investment sub-advisory agreement will be included in the Company's Annual Report to shareholders for the year ended March 31, 2016. This discussion is available on the Fund's website at www.tributaryfunds.com.

Other Service Providers

The Fund's Board of Directors has appointed various parties to advise and administer the Funds.

15

Co-Administrators

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") located at Three Canal Plaza, Portland, ME 04101, provides fund accounting and fund administration services to the Fund and supplies certain officers of the Trust, including a Principal Financial Officer.

Tributary also serves as Co-Administrator for each Fund, providing clerical, compliance, regulatory, accounting, and other services.

Custodian and Transfer Agent

MUFG Union Bank, N.A., 350 California Street, San Francisco, CA 94104, serves as custodian and provides for the safekeeping of assets of the Fund.

DST Systems, Inc., 210 W. 10th Street, Kansas City, MO 64105, is the Funds' transfer agent, whose functions include disbursing dividends and other distributions.

All service providers receive fees. They may choose to waive some or all of their fees at either the Fund or the Class level, which will cause such Funds' or Class' returns, as applicable, to be higher than they would have been without the waiver.

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the Funds.

Service Plan

Certain financial intermediaries may accept purchase and redemption orders on the Fund's behalf. Such purchase and redemption orders will be deemed to have been received by the Fund at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the Fund may effect portfolio transactions through broker dealers who sell Fund shares, the Fund does not consider the sale of Fund shares as a factor when selecting broker dealers to effect portfolio transactions.

The Fund bears fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency, and other administrative services. The expenses paid by the Fund are included in "Other Expenses" in this Prospectus.

16

PROSPECTUS

Tributary Funds Financial Highlights

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

17

Tributary Funds Privacy Policy
Our Commitment to You

We are bound by a privacy policy that requires us to treat private information as confidential. We will continue to protect the privacy of the information you share with us. Specific procedures have been developed to safeguard your private information and comply with government standards.

Serving Your Needs

In order to open your Tributary Funds account and provide you with high quality services, we need to know certain kinds of information. We collect non-public personal information about you from the following sources:

•Information we receive from you on applications and other forms such as your name, address, phone number, social security number, and personal financial information.

•Information about your transactions and account experience with us, such as your holdings and trades.

Safeguarding Your Information

Our privacy policy safeguards the information that you have entrusted to us. Keeping your personal information secure is one of our most important responsibilities. All of the persons and companies that we retain to deal with your account are held accountable for adhering to strict standards to prevent misuse of your personal information. We safeguard your information in the following ways:

•Generally, access to information about you is restricted to individuals using it to maintain your account and act on your request for additional services.

•We, and the service providers that work for us, maintain security standards and procedures designed to protect customer information and to prevent unauthorized access to such information.

Sharing Information With Others

In the course of conducting business and maintaining your account we may share customer information, as allowed by law, with our affiliated companies and with other service providers, including broker-dealers, custodians, transfer agents and marketing consultants. Each of these companies is required to agree to strictly safeguard the confidentiality of our customer information. There may be times when we provide information to federal, state, or local authorities as required by law. We may also share information with nonaffiliated third parties if we have your consent, such as when you request it or you ask us to process a transaction that requires us to do so.

We appreciate the trust you have placed in Tributary Funds. We, in turn, respect your desire for privacy and we will work hard to keep your personal information confidential.

Not Part of the Prospectus

18

For more information about Tributary Funds, Inc.,
ask for a free copy of the following:

Statement of Additional Information ("SAI")

The SAI has been filed with the SEC and is incorporated by reference, which means it is legally considered part of this Prospectus. It contains more details on all aspects of the Fund.

Annual/Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual
Reports to shareholders. These reports describe the Fund's performance, list portfolio holdings and include financial statements. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain the Fund's SAI, Annual and/or Semi-Annual Reports, other information about the Funds and for other shareholder inquiries:

By phone:

Call

1-800-662-4203

By mail:

Write to:

Tributary Funds Service Center
P.O. Box 219022
Kansas City, MO 64121-9022

On the web:

www.tributaryfunds.com

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference
Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public
Reference Room. Reports and other information about the Funds are also available on the EDGAR
Database on the SEC's Internet site at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the address below or by electronic request to
publicinfo@sec.gov.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

SEC File Number 811-08846

Forward Motion. Momentum. Success.

SUBJECT TO COMPLETION OCTOBER 16, 2015

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Tributary Nebraska Tax-Free Fund

Institutional Plus Class (Ticker: )

A Separate Investment Portfolio of

TRIBUTARY FUNDS, INC.

Statement of Additional Information

December 31, 2015

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus (the "Prospectus") of Tributary Nebraska Tax-Free Fund (the "Fund"). The Prospectus for the Fund is dated December 31, 2015. The Fund is a separate investment portfolio of Tributary Funds, Inc. This SAI is incorporated in its entirety into the Prospectus. No investment in shares ("Shares") of the Fund should be made without first reading the Fund's Prospectus. The financial statements and related report of the Independent Registered Public Accounting Firm included in the Fund's annual report for the fiscal year ended March 31, 2016 are incorporated by reference into this SAI. Copies of the Prospectus or Annual Report may be obtained, free of charge, by writing to Tributary Funds, Inc. at P.O. Box 219022, Kansas City, MO 64141-6022, or by telephoning toll free (800) 662-4203. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

THE COMPANY

Tributary Funds, Inc. (the "Company"), a Nebraska corporation organized on October 12, 1994, is an open-end management investment company which currently offers six investment portfolios, the one identified on the first page of this SAI as well as Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund, and Tributary Small Company Fund. The Fund is a non-diversified fund, which means that, more than 5% of the Fund's assets may be invested in the obligations of any issuer.

INVESTMENT POLICIES AND RISKS
Additional Information on Portfolio Instruments

The following policies supplement the investment policies and risks for the Fund in the Prospectus.

Bank Obligations. The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument upon its maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Funds may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depositary institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation ("FDIC").

The Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund may invest in "investment grade" domestic and foreign commercial paper. For a complete explanation of "investment grade" commercial paper, please see Appendix A to this SAI. In general, investment in lower-rated instruments is more risky than investment in instruments in higher rated categories. The Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Fund may invest, are unsecured demand notes that permit the underlying debt to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. The Fund's investment adviser or sub-adviser (the "Adviser") will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. The Fund will not invest more than 5% of its assets in such securities.

Master Limited Partnerships. A master limited partnership ("MLP") is a limited partnership, the interests of which are freely traded on an established market, and which receives special tax treatment as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as an MLP, at least 90% of its income must be from qualifying sources such as exploration, development, mining, production, processing, refining, transportation, storage, and marketing of mineral or natural resources. The general partner of the MLP is usually structured as a private or public corporation (often in the energy or real estate industries), an investment fund, or other type of entity. The general partner typically controls the operations and management of the partnership while each limited partner (with limited control and voting rights) provides capital investment and receives income distributions from its operations. Unlike shareholders in a corporation, MLP limited partners do not elect directors annually. In the event of liquidation, holders of common limited partnership units of MLPs usually have first rights to the MLP's remaining assets after bondholders, other debt holders, and any preferred unit holders have been paid in full.

Limited partnerships are "pass through" entities and do not pay U.S. federal income tax at the entity level. Therefore, more cash may be available for distributions, as compared to the corporate structure. MLP partnerships are usually structured in ways that provide financial incentives to the general partner to streamline expenses, increase capital expenditures, increase cash flows and pay distributions. The general partner and each limited partner are normally each responsible for their respective proportionate share of income, gains, losses, and deductions, even if the MLP does not pay a cash distribution. Accordingly, there is a risk that the Fund could be liable for MLP-related tax in respect to its share of the MLP's gains, even though the MLP did not make a distribution of cash to the Fund. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate, which would reduce the amount of cash available for distributions, and the distributions the Fund receives could be taxed entirely as dividend income. Historically, because many MLPs have pursued aggressive acquisition activities, a significant portion of income from such MLPs has been offset by tax deductions. If an MLP in which the Fund invests previously engaged in such acquisition activity and then significantly reduced such activity, such MLP's accelerated depreciation (generated by the new acquisitions) would be reduced, which could result in an increase in the Fund's tax liability respecting its investment in the MLP. The Fund may invest up to 5% of its net assets in units of MLPs which are traded on U.S. or global securities exchanges.

The risk of investing in a limited partnership is different than investing in other types of equity securities. Holders of limited partnership interests generally have less control and rights respecting the partnership's operations, as compared to shareholders in a corporation. There are also potential conflicts of interest that may arise between the limited partners and the general partner. Furthermore, changes in the Code or a determination by the Internal Revenue Service ("IRS") that the MLP must be taxed as a corporation would eliminate the flow-through taxation benefits of a partnership.

Fixed Income Securities. The Fund may invest in fixed income securities. The fixed income securities in which the Fund invests will be "investment grade." For a complete explanation of "investment grade" fixed income securities, please see Appendix A to this SAI.

U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury.

Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government, such as those of the Government National Mortgage Association ("Ginnie Mae") and the Export Import Bank of the United States; others, such as those of the Federal National Mortgage Association ("Fannie Mae"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Home Loan Banks, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest in the obligations of such agencies or instrumentalities only when the Fund's Adviser believes that the associated credit risk is commensurate with the anticipated gain.

Municipal Securities. The Fund seeks to invest at least 80% of its assets in a portfolio of "investment grade" municipal securities which generate interest income that is exempt from both federal and Nebraska state income taxes. This is a fundamental policy for the Fund. For a complete explanation of "investment grade" municipal securities, please see Appendix A to this SAI.

Municipal securities are debt obligations issued by the state, its political subdivisions, municipalities, agencies and authorities issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. In addition, certain types of industrial development and other revenue bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial, commercial or office facilities, constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

The municipal securities in which the Fund invests consist of the respective state's tax-exempt bonds, notes, commercial paper and participation interests in municipal leases. Tax-exempt notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. These include notes issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings and short-term, unsecured commercial paper, which is often used to finance seasonal working capital needs or to provide interim construction financing. Tax-exempt leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. The Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The revenues from which such bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

Although the participations in municipal leases which the Fund may purchase ("lease obligations") do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds and therefore may be less liquid than other municipal securities. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will only purchase lease obligations which are rated "investment grade" by either Standard & Poor's Corporation ("S&P") or Moody's Investor Services, Inc. ("Moody's"). Each Fund will not invest more than 10% of its net investment assets in lease obligations including, but not limited to, those lease obligations which contain "non-appropriation clauses". For a complete explanation of "investment grade" municipal securities, please see Appendix A to this SAI.

The Fund will only purchase lease obligations which are covered by an existing opinion of legal counsel experienced in municipal lease transactions that, as of the date of issue or purchase of each participation interest in a municipal lease, the interest payable on such obligation is exempt from both federal income tax and the relevant state's income tax and that the underlying lease was the valid and binding obligation of the governmental issuer.

The Fund also may purchase floating and variable rate demand notes from municipal and non-governmental issuers. These notes normally have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will generally not adversely affect the tax-exempt status of these obligations. The Fund's Adviser will rely upon the opinion of the issuer's bond counsel to determine whether such notes are exempt from federal and the relevant state's income taxation. The issuer of floating and variable rate demand notes nominally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the note holders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based upon a known lending rate. The Fund's Adviser will monitor the creditworthiness of the issuers of floating and variable rate demand notes. Each Fund will not invest in derivative financial instruments other than in connection with its hedging activities.

As noted, the Fund invests a substantial portion of its assets in "investment grade" municipal securities. Lower quality securities involve a greater risk of default, including nonpayment of principal and interest, than investment grade securities; however, the risk of default is present in investment grade securities. Municipal securities rated in the lowest category of investment grade debt may have speculative characteristics. Investment in medium-quality debt securities (rated BBB or A by S&P or Baa or A by Moody's) involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. Medium-quality municipal securities are considered to possess adequate, but not outstanding, capacities to service their obligations. An economic downturn may disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds are more likely to experience difficulty in servicing their principal and interest payment obligations than is the case with higher grade bonds. The existence of a liquid trading market for the municipal securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made for any of the municipal securities, that any market for the municipal securities will be maintained or of the liquidity of the municipal securities in any markets made. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market is less liquid. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling the medium-quality debt securities in its portfolio.

In addition, certain municipal securities in which the Fund invests may be subject to extraordinary optional and/or mandatory redemptions at par if certain events should occur. To the extent securities were purchased at a price in excess of the par value thereof and are subsequently redeemed at par as a result of an extraordinary redemption, the Fund would suffer a loss of principal.

In addition to the foregoing, the yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the state's tax-exempt obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue or issuer. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, and not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by the Fund, particular municipal securities or other investments may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund.

Factors that Pertain to Nebraska. Because the Fund will invest substantially all of its assets in Nebraska municipal securities, the Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities. Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.

Nebraska has experienced population growth from in-migration largely related to international migration to Nebraska and from natural increases (births exceeding deaths). Accompanying population growth, Nebraska's economic growth has grown at a slow but steady pace over the past few years. Historically, the state's economy is less cyclical than the national economy; as such, we anticipate a natural lag between a pickup in the national economic activity and a rebound in Nebraska. Non-farm payroll employment has generally been positive in recent years with the exception of slightly negative job loss in 2002 and 2003.

Mortgage-Related Securities. The Fund may, consistent with its respective investment objectives and policies, invest in mortgage-related securities (or "MRS").

Mortgage-related securities, for purposes of the Fund's Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as Ginnie Mae and government related organizations such as Fannie Mae and Freddie Mac, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. These securities are backed by obligations such as: conventional 15- or 30-year fixed rate mortgages; adjustable rate mortgages; non-conforming mortgages; commercial mortgages; or other assets. The mortgages underlying the securities may also reflect credit quality differences (e.g., sub-prime mortgages). MRS are pass-through securities - an interest in a pool or pools of mortgage obligations. The cash flow from the mortgage obligation is "passed through" to the securities' holders as periodic payments of interest, principal, and prepayments (net of service fees). Although certain MRS are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. The value of an MRS may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an MRS may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of MRS include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

The Fund may also invest in MRS that are collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are structured into multiple classes, often referred to as "tranches", with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In addition, privately issued MRS do not have the backing of any U.S. government agency, instrumentality, or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan under the agreement's conditions. Such a repurchase or substitution obligation may be the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities ("MBS") may have various types of credit enhancements, reserve funds, subordination provisions or other features.

The extreme and unprecedented volatility and disruption that impacted the capital and credit markets in 2008-2010 have led to increased market concerns about Freddie Mac's and Fannie Mae's ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA"). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors, and officers, including the power to:  (i) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (ii) collect all obligations and money due to Freddie Mac and Fannie Mae; (iii) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (iv) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (v) contract for assistance in fulfilling any function, activity, action, or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the "Treasury") entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Each of Freddie Mac and Fannie Mae must obtain the consent of the Treasury for either to:  (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock; (ii) issue capital stock of any kind; (iii) terminate the conservatorship of the FHFA except in connection with a receivership; or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac's and Fannie Mae's respective portfolios of mortgages and MBS portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any MBS guaranteed by Freddie Mac and Fannie Mae, including any such MBS held by the Fund.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the MBS purchased by the Fund may suffer greater levels of default than was historically experienced.

Certain debt securities such as MBS, CMOs, asset-backed securities, and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Fund's weighted average maturity, the effective maturity of such securities will be used. Depending upon the prevailing market conditions, these Fund's Advisers may cause the Fund to purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, these Fund's Advisers will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by shareholders.

Other Loans. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the lending Fund's Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment (see the Fund's Proxy Voting Policies and Procedures contained in Appendix B to this SAI). In the event the borrower would default in its obligations, the Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Fund will enter into loan agreements only with broker-dealers, banks or other institutions that the Fund's Adviser has determined are creditworthy under guidelines established by the Board.

Repurchase Agreements. Securities held by each of the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the FDIC and/or registered broker-dealers which the applicable Fund's Adviser deems credit-worthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) plus the transaction costs, including loss of interest, that such Fund reasonably could expect to incur if the seller defaults. This requirement will be continually monitored by the Adviser of the Fund which are parties to these agreements, and if the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Under these agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and the Fund's Adviser will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the buyer may default on its obligation to sell such securities back to the Fund. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Except as otherwise disclosed to the shareholders ("Shareholders") of the Fund, the Company will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, the Company's Co-Administrators, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Illiquid Securities. The Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities ("Illiquid Securities")). The Board has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities ("restricted securities") exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") (securities that may be resold pursuant to Rule 144A or Regulation S under the Securities Act), may be considered liquid. The Board has delegated to the Advisers the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Advisers to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL Market), and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering for which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board. If, through the appreciation of Illiquid Securities or the depreciation of liquid securities, the Fund is in a position where more than 5% of the value of its net assets is invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as its Adviser deems advisable, if any, to reduce the percentage of such securities to 5% or less of the value of its net assets.

Temporary Defensive Positions. During temporary defensive periods as determined by the Adviser, as appropriate, the Fund may hold up to 100% of its total assets in high-quality short-term obligations including domestic bank certificates of deposit, bankers' acceptances, repurchase agreements secured by bank instruments, Treasury securities, government issued securities, and money market securities. To the extent that the Fund invests in these obligations, the Fund may not achieve its investment objective.

Investment Restrictions

Fundamental Restrictions

The Fund's investment objective is a fundamental policy and may not be changed without a vote of the holders of a majority of such Fund's outstanding Shares. In addition, the following investment restrictions may be changed with respect to the Fund only by a vote of the majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

The Fund will not:

1.	Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services i.e., gas, gas transmission, electric, and telephone will each be considered a separate industry;

2.	Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets; and

3.	Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements as described above.

In addition, the Fund will not:

1.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

2.	Engage in any short sales;

3.	Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

4.	Purchase or sell commodities or commodities contracts, unless and until disclosed in the current Prospectus of the Fund; and

5.	Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction).

Non-Fundamental Restrictions

The following additional investment restrictions may be changed by the Board without the vote of a majority of the outstanding Shares of the Fund:

The Fund may not:

1.	Purchase or otherwise acquire any securities if, as a result, more than 5% of that Fund's net assets would be invested in Illiquid Securities; and

2.	Purchase securities of other investment companies except (i) as permitted by the 1940 Act and the rules, regulations, and orders adopted thereunder, or (ii) in connection with a merger, consolidation, acquisition, or reorganization.

3.	Buy common stocks or voting securities.

4.	Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction).

The Fund, to the extent applicable, intends to comply with the CFTC regulations and NFA requirements limiting the Fund's investments in futures and options for non-hedging purposes, provided, however, that this policy does not apply with respect to meeting the requirements under Rule 4.5 of the CEA.

Special Non-Fundamental Diversification and Concentration Policies of the Fund

The Fund is a non-diversified Fund under the 1940 Act. This means that more than 5% of the Fund's assets may be invested in the obligations of any issuer. The Fund, however, intends to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Fund's total assets, nor may the Fund invest more than 25% of its assets in securities backed by assets or revenues of the same or related projects. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

In addition, because of the relatively small number of issuers of municipal securities in Nebraska, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

The Fund will not invest more that 25% of its total assets in any industry. However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, no more than 25% of the Fund's assets will be invested in obligations deemed to be issued by non-governmental users in any one industry.

Over 25% of the municipal securities in the Fund's portfolio may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and government agencies to limit rates, legislation establishing state rate-setting agencies expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to this nationwide approach, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program.

Over 25% of the municipal securities in the Fund's portfolio may derive their payment from mortgage loans. Certain of these municipal securities in the Fund may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities, as a result of events such as the sale of the mortgaged premises, default condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption, in whole or in part, from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenues available for the payment of the principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980, were issued under Section 103A of the Code, which Section contains certain ongoing requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has agreed to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. There can be no assurance that such ongoing requirements will be met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance.

Certain of the municipal securities in the Fund's portfolio may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under federal and state programs. Like single family mortgage revenue bends, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events.

Over 25% of the municipal securities in the Fund's portfolio may be obligations of issuers whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved assets based. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such bonds to make payments of principal and/or interest of such bonds.

Over 25% of the municipal securities in the Fund's portfolio may be university and college revenue obligations. University and college revenue obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems faced by such issuers include declines in the number of students, possible inability to raise tuitions and fees, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Portfolio Turnover

The portfolio turnover rate for the of the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The U.S. Securities and Exchange Commission (the "SEC") requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value ("NAV") of the Fund is determined and the Shares of the Fund are priced each business day at the regularly-scheduled close of trading on the New York Stock Exchange ("NYSE") (typically 4 p.m. Eastern Time), or as of the close of the business day, whichever time is earlier. Currently, the following holidays are observed by the Funds: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Fund calculates its NAV as follows:

NAV= (value of Fund assets) — (Fund liabilities)
Number of outstanding Shares

Securities that are listed or traded on a stock exchange or the NASDAQ or National Market System ("NMS") are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for the Financial Industry Regulatory Authority ("FINRA") traded securities). Where quotations are not readily available or are deemed unreliable, the Fund's investments are valued at fair value as determined by management in good faith using methods approved by the Board. Debt securities are valued at prices furnished by a pricing service approved by the Board subject to review and determination of the appropriate price by the Company, whenever a furnished price is significantly different from the previous day's furnished price. In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, because such valuations are believed to more accurately reflect the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board.

Generally, trading in foreign securities, as well as U.S. government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's Shares are determined as of such times. Prices of foreign securities denominated in foreign currency will be converted into U.S. dollar equivalents using the daily rate of exchange at the time of NAV calculation. Occasionally, events affecting the value of securities may occur between the times at which they are determined and at the close of the NYSE, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by management in good faith using methods approved by the Board.

For purposes of determining the NAV per Share of each Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of the NAV calculation.

The Fund's NAV per Share will be calculated separately from the per Share NAV of the other Funds. "Assets belonging to" the Fund consist of the consideration received upon the issuance of Shares of the particular Fund together with all net investment income, earnings, profits, realized gains/losses, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. The Fund is charged with the direct liabilities of the Fund and with a share of the general liabilities of all of the Company's Funds.

ADDITIONAL PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchases. Shares of the Fund are sold on a continuous basis by the Fund's distributor, Northern Lights Distributors, LLC (the "Distributor"), and the Shares may be purchased either directly from the Fund or through banks or certain other institutions. Investors purchasing Shares may include officers, Directors, or employees of the Advisers or their correspondent or affiliated banks.

Customers of First National Bank of Omaha ("First National") or its correspondent or affiliated banks (collectively, the "Banks") may purchase Shares in connection with the requirements of their qualified accounts maintained at the Banks.

Shares purchased through the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Banks. With respect to Shares sold, it is the responsibility of the particular Bank to transmit purchase or redemption orders to the Company and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to their customers. A Bank will exercise voting authority for those Shares for which it is granted authority by the customer.

The Banks and other institutions may impose particular customer account requirements in connection with investments in the Fund, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund Shares. In addition, depending on the terms of the particular account used to purchase Fund Shares, the Banks or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensatory balance requirements, transaction charges or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in the Fund. Investors should contact their institutions with respect to these fees and the particular institution's procedures for purchasing or redeeming Shares. The Prospectus and this SAI should be read in conjunction with any such information received from the Banks or the institutions.

Exchanges. If Shares are purchased through a Bank or other institution, the Shares may be exchanged only in accordance with that account's instructions and procedures.

Redemptions. If a customer has agreed with a Bank to maintain a minimum balance in his or her account with the Bank, and the balance in that account falls below that minimum, the customer may be obligated to redeem, or the Bank may redeem on behalf of the customer, all or part of the customer's Shares of the Fund to the extent necessary to maintain the required minimum balance. The minimum balance required by any such Bank or other institution may be higher than the minimum required by the Company.

The Company's transfer agent, DST Systems, Inc. (the "Transfer Agent"), reserves the right to reject any signature guarantee if:  (i) it has reason to believe that the signature is not genuine; (ii) it has reason to believe that the transaction would otherwise be improper; or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

The Company may suspend the right of redemption or postpone the date of payment for Fund Shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the SEC has by order permitted such suspension, or (iv) an emergency exists as a result of which (a) disposal by the Company of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Company to determine the fair value of the Fund's net assets.

If you choose to receive distributions in cash: If any distribution checks (1) are returned as "undeliverable" or (2) have not been negotiated before your next regularly scheduled distribution or within six months from the date of issuance, whichever is earlier, your account will be changed automatically so that all subsequent distributions are reinvested in shares in your account at the per share NAV determined as of the date of the payment. Redemption and fund distribution checks that have not been negotiated within the timeframes noted above will be canceled, and the money will be reinvested in shares in the appropriate Fund at the current day per share NAV. Notices to "unresponsive payees" will be sent in accordance to SEC rules and regulations.

MANAGEMENT OF THE COMPANY
Directors and Officers

Overall responsibility for management of the Company rests with its Board, which is elected by the Shareholders of the Company. The Company is managed by the Board in accordance with the laws of Nebraska governing corporations. The Board of Directors oversees all of the Funds. The Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation, or removal. The Directors elect the officers of the Company to supervise actively its day-to-day operations. Information about the Company's Directors and officers follows:

Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Years
Interested Director*

Stephen R. Frantz 1620 Dodge Street Omaha, NE 68197 Age: 57	Director/ President	Indefinite; Since 2010.	Managing Partner, Tributary Capital Management, LLC (May 2010 to present) Chief Investment Officer, First Investment Group (January 2005 to May 2010); Chief Investment Officer, FNBO Fund Advisers (January 2005 to May 2010).	6	None

Independent Directors

Robert A. Reed 1620 Dodge Street Omaha, NE 68197 Age: 76	Director; Corporate Governance and Nominations Committee Chair	Indefinite; Since 1994.	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	6	None

Gary D. Parker 1620 Dodge Street Omaha, NE 68197 Age: 70	Director; Audit Committee Chair	Indefinite; Since 2005.	Retired.	6	None

John J. McCartney 1620 Dodge Street Omaha, NE 68197 Age: 72	Lead Independent Director	Indefinite; Since 2010.	Retired.	6	None

___________
* As defined in the 1940 Act. Mr. Frantz is an interested Director because he is an officer of Tributary, the Funds' investment adviser.

The following are the experiences, qualifications, and skills of each of the Directors which led to the conclusion that they should serve as such.

Gary D. Parker. Until his retirement in 2000, Mr. Parker served for a number of years as Chairman, President, and CEO of Lindsay Manufacturing Co., a leading manufacturer of center pivot and lateral move irrigation systems, which is listed on the NYSE. In his capacity as Chairman and CEO of a public company, Mr. Parker supervised business and financial matters of that company as a board member and executive responsible to public investors. Mr. Parker's breadth of managerial and executive leadership in public company corporate governance and public financial reporting are experiences directly applicable to Mr. Parker's service as an Independent Director (defined below) on the Board and Chair of the Audit Committee.

Robert A. Reed. Until his retirement in 2014, Mr. Reed served as President and Chief Executive Officer of Physicians Mutual Insurance Company and Physicians Life Insurance Company. In his capacity as CEO, Mr. Reed supervised the investment and financial functions of the two insurance companies. Mr. Reed's extensive management experience, particularly his oversight responsibility with respect to regulatory matters, in these areas qualifies him to oversee the Company (including its relationship with its Advisers) and to serve as an Independent Director on the Board and Chair of the Corporate Governance and Nominations Committee.

John J. McCartney. Until his retirement in 2007, Mr. McCartney was Executive Vice President and Chief Financial Officer of Zurich Insurance Group North America, a part of Zurich Financial Services, a global insurance-based financial services provider. During Mr. McCartney's time in this position, this Zurich unit grew from $9 billion to $16 billion in total assets. Mr. McCartney's responsibilities included significant emphasis on financial control, financial reporting, auditing, Sarbanes-Oxley compliance, and implementation of a new governance process. Mr. McCartney's more than 31 years of broad management experience of financial services companies, including oversight of investment portfolios, and his responsibilities for financial controls and Sarbanes-Oxley compliance, demonstrate relevant experience applicable to his duties in overseeing the Funds' operations and qualify him to serve as the lead Independent Director on the Board.

Stephen R. Frantz. Mr. Frantz has served in chief executive, chief investment, and other senior management roles with investment management firms over the course of his 30 year career in the investment management industry, including in his current position as the Managing Partner of Tributary, the Funds' investment adviser. Mr. Frantz's experience in the field of investment management provides the Board with perspective in its oversight of the Funds' investment activities. His experience with investment products also assists the Board in its oversight of the Funds' risks. Mr. Frantz's management and financial experience qualify him to serve on the Board and as its Chairman.

Other Executive Officers

Name, Address, and Age of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Shaw 3 Canal Plaza Suite 600 Portland ME 04101 Age: 43	Treasurer; Principal Financial Officer	Indefinite; Since August 2015.	Senior Vice President, Atlantic Fund Services ("Atlantic") (2008 - present).

Rodney L. Ruehle 325 John H. McConnell Blvd., Suite 150 Columbus, OH 43215 Age: 47	Chief Compliance and Anti- Money Laundering Officer	Indefinite; Since August 2009.	Compliance Officer of Penn Series Funds, Inc. (2012 - present); Chief Compliance Officer of Advisers Investment Trust (2011 - present); Chief Compliance Officer of Asset Management Fund (2009 -present); Chief Compliance Officer of Tributary Funds, Inc. (2009 - present); Director, Beacon Hill Fund Services, Inc. (2008 - present).

Name, Address, and Age of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Marc Parsons 3 Canal Plaza Suite 600 Portland ME 04101 Age: 46	Secretary	Indefinite; Since October 2015.	Senior Counsel, Atlantic (2015 - present; Senior Legal Counsel, Fidelity Investments. (2006 -2014).

Board Structure

Throughout its existence, the relative size of the Company has been modest, as compared to many fund families. This is largely because traditionally the Funds were primarily marketed to customers of First National. Because of the Funds' smaller size, for a number of years the structure of the Board has been smaller than is typically used for larger scale fund families. Presently, the Board has four Directors, three of whom are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of any of the Funds, the Funds' respective Advisers or the Funds' various service providers.

Because of the Funds' affiliation with First National of Nebraska, Inc. ("FNNI") (the parent of Tributary's immediate corporate parent, First National) and its related entities, the Funds have always had at least one Director who is affiliated with FNNI, an arrangement which is quite common in the fund industry. Presently, the Funds' one interested Director meets the definition of "interested" under the 1940 Act because of his affiliation with Tributary, an affiliate of FNNI and the Funds' investment adviser. The interested Director currently serves as the Chairman of the Board. Given the relatively modest size of the Funds, the Company believes the Board's structure comprised of 75% Independent Directors is appropriate, because the ratio of three Independent Directors to one interested Director provides the Independent Directors with a distinct ability to influence the Board's agenda and actions. A 75% majority of Independent Directors provides an appropriate level of oversight of conflicts of interest among the Advisers, and the Funds when considering the terms of any advisory contracts, as well as nominating Directors to serve on the Board in the future. Additionally, the Board has designated a lead Independent Director to serve as the primary liaison between the Independent Directors and the Advisers.

Given the relatively modest size of the Company, the Board does not believe that more than four Directors are required at this time because the Board's composition is sufficiently capable of performing its duties to the Funds. Should the size of the Funds materially increase or the Funds' distribution strategies expand, the Board will re-evaluate the appropriateness of its size. Furthermore, in light of the Funds' size and the limited size of its Board, the Board does not presently consider diversity in its nominees for Directors, but rather the Board focuses on each Director's ability to contribute to the Board's oversight of the Funds. Accordingly, the Board has not adopted any policy requiring it or the Corporate Governance and Nominations Committee to specifically consider diversity when identifying Director nominees.

The Board has formed the Audit Committee and the Corporate Governance and Nominations Committee, which are generally charged with determining the most important corporate governance matters, such as reviewing the Funds' reported financial information and nominating new Directors for shareholder election. Both of these Committees are comprised solely of the three Independent Directors. Please see the description below regarding the specific responsibilities of those committees.

The Board's role in overseeing the risks of the Funds begins with the Board's duties imposed by it under both the 1940 Act and state corporate law—as the body which is charged with supervision of the Funds' overall operations. In addition to reviewing periodic reports provided to the Board from the Funds' various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds' operations, performance, and other matters such as review of any compliance concerns, if any. The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds' operations. For example, the Funds' Co-Administrators are primarily responsible for assuring that the Funds' accounting is appropriately managed and the Funds' internal operations are appropriately carried out, the Advisers are primarily responsible for implementing the Funds' respective investment programs, and the Funds' independent auditors are primarily responsible for conducting the annual audit of the Funds' financial statements. The Board oversees the activities of all of these service providers.

In addition, the Board's committee structure further enables it to oversee the Funds' risks. The primary committee in this regard is the Audit Committee. The Funds' independent auditors must report their findings and conclusions respecting their annual audit of the Funds' financial statements. Furthermore, the Funds' internal policies require service providers and other persons to report compliance and similar risk matters to the attention of the Audit Committee.

The Board has determined that its leadership structure is appropriate based on the size of the Funds, the Board's current responsibilities, each of the Directors' ability to participate in the oversight of the Funds, and committee transparency. As noted above, 75% of the Board is comprised of Independent Directors, and these Independent Directors serve on committees designed to facilitate the governance of the Funds and provide risk oversight. Additionally, the Board believes that its existing Directors provide exceptional leadership and management experience to the Funds.

Fund Committees

The Board has established the following committees:

Audit Committee. The Audit Committee is responsible for, among other things, reviewing and recommending to the Board the selection of the Funds' independent registered public accounting firm, reviewing the scope of the proposed audits of the Funds, reviewing the results of the annual audits of the Fund's financial statements with the independent registered public accounting firm, and interacting with the Fund's independent auditors on behalf of the full Board. The Audit Committee consists of each of the Independent Directors. The Audit Committee held two meetings during the fiscal year ended March 31, 2015. The Audit Committee adopted a Charter effective February 5, 2004, as amended May 19, 2010, November 18, 2010, and November 15, 2012.

Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee is responsible for reviewing the Board's governance practices and procedures, reviewing the composition of the Board and its committees, and screening and nominating candidates for election to the Board as Independent Directors. The Corporate Governance and Nominations Committee is comprised of the Independent Directors. The Corporate Governance and Nominations Committee met once during the fiscal year ended March 31, 2015. The Corporate Governance and Nominations Committee adopted a Charter effective November 15, 2004, as amended August 1, 2010, November 18, 2010, and November 15, 2012. The Corporate Governance and Nominations Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the Shareholders of the Funds. Recommendations can be submitted to: Tributary Funds, Inc., 1620 Dodge Street, Mail Stop 1089, Omaha, NE 68102, Attention: Chairman, Corporate Governance and Nominations Committee.

In considering candidates for selection or nomination to the Board, the Corporate Governance and Nominations Committee will consider various factors, including a candidate's education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate's other business and professional activities, and other factors that may be deemed relevant by the Corporate Governance and Nominations Committee.

Fair Value Committee. The Board has a standing Fair Value Committee that is composed of various representatives of the Funds' Advisers and other service providers, as appointed by the Board. The Fair Value Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Committee generally holds regular monthly meetings but may meet more frequently, as necessary, and met twelve times during the fiscal year ended March 31, 2015.

The Fund has not commenced operations as of the date of the SAI, so the Directors did not beneficially own any Shares.

The following table sets forth certain information concerning compensation expected to be paid by the Company to its Directors in the fiscal year ended March 31, 2015

Name and Position	Aggregate Compensation From Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From Company
Interested Director
Stephen R. Frantz	$0	$0	$0	$0
President, Director

Independent Directors
Robert A. Reed	$10,500	$0	$0	$10,500
Director

Gary D. Parker	$10,500	$0	$0	$10,500
Director

John J. McCartney	$10,500	$0	$0	$10,500
Director

The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The officers of the Company may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration (d/b/a Atlantic Fund Services) ("Atlantic"), serves as the Funds' Co-Administrator (defined below) and receives fees from the Fund for acting as Co-Administrator. Mses. Shaw and Ward are employees of Atlantic and, as such, are compensated by Atlantic. Beacon Hill Fund Services ("Beacon Hill") provides the Funds with certain compliance services. Mr. Ruehle is an employee of Beacon Hill and, as such, is compensated by Beacon Hill.

Proxy Voting Policies

The Company has delegated to the Advisers the authority to vote proxies relating to portfolio securities owned by the Funds. The Board has reviewed and approved the policies and procedures that govern the voting of such proxies. A complete copy of those policies and procedures is attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, MO 64141-6022, or by telephoning toll free (800) 662-4203, and on the SEC's website at www.sec.gov.

Investment Advisers and Sub-Advisers

Tributary provides investment advisory services to the Funds under an investment advisory agreement dated May 3, 2010 (the "Master Advisory Agreement"). Tributary is a wholly owned subsidiary of FNNI.

Under the Master Advisory Agreement, Tributary provides investment advisory services as described in the Prospectus. For the services provided and expenses assumed under the Master Advisory Agreement, the Fund, respectively, pays a fee equal to the lesser of (i) a fee computed daily and paid monthly, at the following annual rates of the average daily net assets of the Fund:

Fund	Fee Paid to Tributary
Nebraska Tax-Free Fund	XX%

or, (ii) such other fee as may be agreed upon from time to time in writing by the Company and Tributary. Tributary may reduce all or a portion of its advisory fees with respect to any Fund under an Expense Waiver Agreement dated December 31, 2015, between the Company and Tributary.

Investment sub-advisory services are provided to the Fund by FNFA under an Investment Sub-Advisory Agreement dated [November 17, 2011, as amended December 31, 2015 (the "FNFA Sub-Advisory Agreement," together with the Master Advisory Agreement, the "Advisory Agreements").

Under the FNFA Sub-Advisory Agreement, FNFA provides investment sub-advisory services to Tributary for the Fund as described in the Prospectus. For the services provided and expenses assumed under the FNFA Sub-Advisory Agreement, Tributary pays FNFA a fee equal to XX% of the average daily net assets of the Fund. The fees paid to FNFA are a portion of, and are not in addition to, the advisory fees paid by the Fund to Tributary described above.

Unless otherwise terminated, after an initial two-year period, the Advisory Agreements remain in effect from year to year for successive annual periods ending on June 30 if, as to the Fund, such continuance is approved at least annually by the Board of Directors or by vote of a majority of the outstanding Shares of the Fund (as defined under "ADDITIONAL INFORMATION" below), and a majority of the Directors who are not parties to the particular Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to the Fund at any time without penalty on 60 days' written notice by the Directors, by vote of a majority of the outstanding Shares of that Fund, or by the Advisers. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreements provide that the Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with their respective performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty respecting their receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of an Adviser in the performance of its duties, or from reckless disregard by an Adviser of its duties and obligations thereunder.

Portfolio Transactions

Under the Advisory Agreements, the Advisers determine, subject to the general supervision of the Board and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers to execute the Fund's portfolio transactions. Purchases from underwriters of other portfolio securities for the Fund generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and ask price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market may take the form of principal transactions with dealers, or may involve the payment of negotiated brokerage commissions.

While the Advisers generally seek competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisers, or the Distributor for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to an affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions.

Allocation of Transactions. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to Fund Shareholders. The Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results in commission rates and prices paid for securities for the Fund ("best execution"). Consistent with the Advisers duty to seek best execution, the Advisers may execute transactions for the Funds with broker-dealers who provide the Advisers with research and brokerage products and services, as discussed below.

In selecting broker-dealers through which to effect transactions, the Advisers may consider a number of factors such as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, the value of the brokerage and research services provided and the size of the transaction and difficulty of execution. The Advisers' selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or an Adviser's overall responsibilities with respect to the Fund, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

The Advisers may obtain economic and company-specific research, reports on corporate conference calls and news, portfolio and data analytics, electronic price feeds and other brokerage services as a result of effecting transactions with a specific broker. Commissions paid to broker-dealers benefit the Advisers by allowing them to obtain research and other products and services that they do not have to pay for or produce. As a result, the Fund may pay brokerage commissions that are used, in part, to purchase brokerage or research services that are not used to benefit that specific Fund. The Advisers will execute portfolio transactions through these broker-dealers only if it has been determined that such broker-dealers provide best execution.

The Advisers may also use commission sharing arrangements ("CSAs") to obtain brokerage and research services. In CSAs, Advisers may effect transactions, subject to best execution, through a broker-dealer and request that the broker-dealer allocate a portion of the commission or commission credits to a segregated "research pool" maintained by the broker-dealer ("CSA Broker"). The Advisers may then direct such broker-dealer to pay for eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934.

Investment decisions for the Fund are made independently from those for the other Funds and any other investment company or account managed by the Advisers. Any such other Fund, investment company, or account may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreements, in making investment recommendations for the Fund, the Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Advisers, their parent or subsidiaries or affiliates and, in dealing with its customers, the Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

Portfolio Holdings

Portfolio holdings information for the Fund is made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1)	the Fund's service providers (including the Fund's Custodian, Co-Administrators, fund accountant, financing agents, pricing services, and certain others (such as auditors, legal counsel, and proxy voting services) necessary for the Fund's day-to-day operations) (collectively, the "Service Providers"); and

(2)	certain non-service providers, including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody's, Morningstar, Standard & Poor's Rating Service, and Thomson Financial), for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (collectively, the "Non-Service Providers"). Generally, if provided, such information will be provided to Non-Service Providers on a monthly and quarterly basis with a five-to-fifteen day lag.

Service providers include administrators, auditors, attorneys, custodians, pricing vendors, and proxy voting services. Such holdings are released under conditions of confidentiality. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling Shares of the Fund before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient is subject to a duty of confidentiality or written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund's disclosure policies; or

(3)	the recipient provides assurances of its duty of confidentially, which may include such means as certification as to its policies' adequacy to protect the information that is disclosed.

Neither the Fund nor any Service Provider may disclose material information about the Fund's holdings, trading strategies implemented or to be implemented in the Fund, or about pending transactions in the Fund to other third parties, except that information about portfolio holdings may be made available to such third parties:

(1)	by providing a copy of the Fund's latest annual or semi-annual report or the Fund's latest Form N-Q;

(2)	in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old; or

(3)	when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed.

Such disclosures must be authorized by the Fund's President or Treasurer and will be reported periodically to the Board. In no event will such information be disclosed for compensation.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund Shareholders as determined by the Board, the Fund's Chief Compliance Officer provides an annual report to the Board on such disclosure. Any conflict identified between the interests of Fund Shareholders and those of an Adviser, the Distributor, or any affiliate of the Fund, an Adviser, or the Distributor by the Fund resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

Portfolio Managers

Ron Horner and Travis J. Nordstrom of FNFA share responsibility for managing the Fund.

Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. The following table provides certain information, as of September 30, 2015, regarding these other accounts.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ronald Horner
Registered investment companies
Other pooled investment vehicles
Other accounts

Travis J. Nordstrom
Registered investment companies
Other pooled investment vehicles
Other accounts

Conflicts of Interests. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Company does not believe that any material conflicts are likely to arise out of these portfolio managers' oversight of the other accounts. Those accounts are generally managed relative to different benchmarks and different investment policies which can result in performance variations, but none reported a conflict of interest in investment strategy, asset allocation, or in any other manner. In addition, the Advisers have policies and procedures, enforced by the Advisers' respective compliance departments, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Funds' and the Advisers' respective Codes of Ethics address potential conflicts of interest and require "access persons" to obtain pre-clearance before acquiring beneficial ownership of Fund portfolio securities issued pursuant to an initial public offering or a limited offering.

Compensation—Tributary. Each Tributary portfolio manager receives a fixed salary based upon experience and prevailing compensation levels in the market. Participation in Tributary's defined contribution (401(k)) plan is voluntary. Each Tributary portfolio manager is eligible to receive a bonus. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund quarterly composite performance relative to that Fund's benchmark and peer group.

Compensation—FNFA. Each FNFA portfolio manager receives a fixed salary based upon experience and prevailing compensation levels in the market. Participation in FNFA's defined contribution (401(k)) plan is voluntary. Each FNFA portfolio manager is eligible to receive a bonus. Bonuses are paid yearly and are calculated as a percentage of base salary and are dependent upon Fund quarterly composite performance relative to that Fund's benchmark and peer group.

Ownership of Fund Shares. The Fund had not commenced operations prior to the date of this SAI. Accordingly, the Portfolio Managers do not own any shares of the Fund.

Co-Administrators

Tributary (along with Atlantic, the "Co-Administrators") serves as co-administrator to the Fund under the Co-Administration Agreement between the Company and Tributary dated August 1, 2015 (the "Tributary Co-Administration Agreement"). Under the Tributary Co-Administration Agreement, Tributary assists in the supervision of all aspects of the operations of the Funds except those performed by the Distributor, Transfer Agent, accountant, and Advisers of the Funds; serves as on-site liaison between the Company and the other service providers; furnishes statistical and research data; assists in the preparation of compliance filings required under state securities laws; assists in the preparation, mailing, and filing of the Fund's annual and semi-annual reports to Shareholders; assists in the preparation and distribution of proxy statements and related documents; and provides support for meetings of the Board.

Atlantic, located at Three Canal Plaza, Portland, ME 04101, serves as co-administrator to each Fund under the Fund Accounting and Co-Administration Services Agreement between the Company and Atlantic dated August 1, 2015 (the "Atlantic Co-Administration Agreement"). Under the AFS Co-Administration Agreement, Atlantic provides mutual fund accounting, administrative, recordkeeping, tax-related, compliance support, and other reporting services for the Funds. As compensation for providing such services under the Atlantic Co-Administration Agreement, Atlantic receives a fee based on the net assets of the Fund.

Compliance Services

Beacon Hill, located at 325 John H. McConnell Blvd., Suite 150, Columbus, OH 43215, provides certain compliance services to the Funds under the Compliance Services Agreement dated December 21, 2009 (the "Compliance Agreement"). Under the Compliance Agreement, Beacon Hill designates one of its employees to serve as the Fund's Chief Compliance Officer and Anti-Money Laundering Officer.

Expenses

The Master Advisory Agreement provides that if total expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Tributary will reimburse the Fund by the amount of such excess in proportion to its respective fees. As of the date of this SAI, the Fund are not aware of any state-imposed expense limitation applicable to the Fund. Fees imposed upon customer accounts by Tributary or its affiliated or correspondent banks for cash management services are not included within Fund expenses for purposes of any such expense limitation.

The Advisers and Atlantic each bear all expenses in connection with their respective performance of their services as Advisers and Co-Administrator, respectively, other than the cost of securities (including brokerage commissions, and issue and transfer taxes, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses; taxes; interest; any brokerage fees and commissions; Board fees and expenses; SEC fees; state securities qualification fees; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to its current Shareholders; outside auditing and legal expenses; advisory and administration fees; fees and out-of-pocket expenses of the Co-Administrators, Custodian, and Transfer Agent; costs for independent pricing service; certain insurance premiums; costs of maintenance of the Company's existence; costs of Shareholders' and Directors' reports and meetings; distribution expenses incurred pursuant to the Distribution and Service Plan described below; and any extraordinary expenses incurred in the Fund's operation.

Distributor

The Company and the Distributor are parties to an Underwriting Agreement dated November 10, 2012 (the "Distribution Agreement") under which the Distributor acts as principal underwriter for the Fund's Shares. The principal business address of the Distributor is 17605 Wright Street, Omaha, NE 68130. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of the Fund's Shares. The Distributor has no obligation to sell any specific quantity of Fund Shares. Unless otherwise terminated, the Distribution Agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually (i) by the vote of a majority of the Board who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Board or the vote of a majority of the outstanding Shares of the Company. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The Distributor solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space, and the personnel involved in such activities. If applicable to a class of the Company's Shares as described below, the Distributor may receive distribution fees from the Fund as authorized by the Distribution and Service Plan described below.

Distribution and Service Plan

The Company has adopted a Distribution and Service Plan (the "Plan") under Rule 12b-1 of the 1940 Act under which the Fund is authorized to make payments to banks, including First National, other institutions, the Distributor, and broker-dealers (collectively, the "Participating Organizations"), for providing distribution or Shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into upon the recommendation of the Distributor. The Plan authorizes the Fund to make payments with respect to certain classes of Shares in an amount not in excess, on an annual basis, of 0.25% of the average daily net assets of that Fund. As of the date of this SAI, the Company has no class of Shares outstanding to which the Plan is applicable.

Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of Shares of the Fund as determined by the Board. Such activities could include advertising; compensation for sales and sales marketing activities of financial services agents and others, such as dealers or distributors; Shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one that the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Any payments under the Plan would not be tied exclusively to actual distribution and service expenses, and the payments could exceed distribution and service expenses actually incurred.

As required by Rule 12b-1, the Plan was approved by the sole Shareholders of the Fund and by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"). The Plan may be terminated as to the Fund by vote of a majority of the 12b-1 Directors, or by vote of majority of the outstanding Shares of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires Shareholder approval. The Board will, if the Plan issues shares applicable to the Plan, review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the 12b-1 Directors, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, the selection and nomination of those Directors who are not interested persons of the Company must be made by the 12b-1 Directors. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the 12b-1 Directors or by a vote of the majority of the outstanding

Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Directors, and (ii) by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. The Board has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

The Board believes that the Plan, if activated, would be in the best interests of the Fund because it would encourage growth of the Fund. As the Fund grows in size, certain expenses, and therefore total expenses, per Share, may be reduced and overall performance per Share may be improved.

Shareholder Servicing Agreements

The Fund may participate in "fund supermarkets" and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans, or similar arrangements (each a "financial intermediary account"). Under these programs, the Company, on behalf of the Fund, may enter into the shareholder servicing agreements with financial intermediaries under which financial intermediaries provide transfer agency, administrative services, and other services for the Fund. These services may include: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement, and account level tax reporting. To the extent any of these fees are paid by the Fund, they are included in the amount appearing as "Other Expenses" in the expense tables contained in the Prospectus. In addition, the Advisers or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisers or Distributor out of their own resources for such service is not reflected in the fees and expenses outlined in the fee table for the Fund.

For these services, the Company may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding those charges.

The Company pays Fidelity a fee computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Institutional Plus Class Shares of the Funds held in Fidelity's customers' accounts. Under the Eighth Amended and Restated Fee Apportionment Agreement dated October 1, 2014 among the Company, Tributary, and FNBO, on behalf of FNFA, Tributary, and not the Company, pays the fee for the Institutional Plus Class Shares. Where appropriate, FNFA will pay half of the fee that Tributary owes based on the assets held in the Funds that it sub-advises, not exceeding 0.05% of the NAV of the Institutional Plus Class Shares.

The Company pays Merrill a fee computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Institutional Plus Class Shares of the Funds held in Merrill's customers' accounts.. Under an Amended and Restated Fee Apportionment Agreement dated October 1, 2014 among the Company, Tributary, and FNBO, on behalf of FNFA, Tributary, and not the Company, pays the fee for the Institutional Plus Class Shares. Where appropriate, FNFA will pay half of the fee that Tributary owes based on the assets held in the Funds that it sub-advises, not exceeding 0.05% of the NAV of the Institutional Plus Class Shares.

The Company pays Pershing a fee $12.00 per account position and is paid quarterly. The fee will not be greater than the shareholder service fee that could have been received if the fee were calculated at a rate of 0.25%.

The Company pays Vanguard a fee computed daily and paid quarterly, at the annual rate of 0.10% of the average daily net assets of the Institutional Plus Class Shares of the Funds held in Vanguards' customers' accounts.. Under an Amended and Restated Fee Apportionment Agreement dated October 1, 2014 among the Company, Tributary, and FNBO, on behalf of FNFA, Tributary, and not the Company, pays the fee for the Institutional Plus Class Shares.. Where appropriate, FNFA will pay for half of the fee that Tributary owes based on the assets held in the Funds it sub-advises, not exceeding 0.05% of the NAV of the Institutional Plus Class Shares.

The Company pays JPMC a fee an annualized rate of 0.10% of the average daily net assets of the Institutional Plus Class Shares of the Small Company Fund.

The Company pays JPMCC a fee $8.00 per account position and is paid quarterly. The fee will not be greater than the shareholder service fee that could have been received if the fee were calculated at a rate of 0.25%.

The Company pays Raymond James a fee $11.00 per account position and is paid quarterly. The fee will not be greater than the shareholder service fee that could have been received if the fee were calculated at a rate of 0.25%.

Beginning, April 29, 2015, the Company pays TDATC a service fee equal on an annual basis to 0.25% of the average daily net assets of the Institutional Class Shares of the Funds beneficially owned by TDATC's client accounts. For the provision of participant-level record keeping, Tributary pays TDATC an additional service fee equal on an annual basis to 0.15% of the average daily net assets of the Institutional Class Shares of the Funds and 0.10% of the average daily net assets of the Institutional Plus Class Shares of the Funds beneficially owned by accounts or plans during the period.

Custodian

MUFG Union Bank, N.A. (the "Custodian"), located at 350 California Street, San Francisco, CA 94104, serves as the custodian to the Fund under a Global Custody Agreement dated August 31, 2015. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments.

Transfer Agency Services

DST Systems, Inc., located at 210 West 10th Street, Kansas City, MO 64105, serves as Transfer Agent and dividend disbursing agent for the Company under an Agency Agreement dated July 1, 2005. Under this agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of Shareholder records; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Company on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials.

Banking Regulations

Before November 1999, various judicial and administrative interpretations had interpreted Federal law, including the Federal Glass-Steagall Act, as limiting the mutual fund activities of certain banks and bank holding companies. The Gramm-Leach-Bliley Financial Modernization Act was enacted in November 1999 and effectively repealed the Glass-Steagall Act.

First National and Tributary each believe that they possessed, prior to the repeal of the Glass-Steagall Act, and continue to possess, the legal authority to perform the services each provides to each of the Funds as described in (i) the Prospectus and this SAI (with respect to First National and Tributary); (ii) the Master Advisory Agreement and the Tributary Co-Administration Agreement (with respect to Tributary); and (iii) the Servicing Agreement (with respect to First National), without violation of applicable statutes and regulations. First National and Tributary have each been advised by their respective counsel that counsel believes that such laws should not prevent them from providing the services required of them under these agreements. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict First National or Tributary, as the case may be, from continuing to perform such services for the Company. Depending upon the nature of any changes in the services which could be provided by First National or Tributary, the Board would review the Company's relationship with such parties, and consider taking all action necessary in the circumstances.

Independent Registered Public Accounting Firm

XXXX ("XX"), located at XXXX, is the independent registered public accounting firm for the Fund. XXXX provides financial auditing services as well as certain tax return preparation services for the Fund.

Legal Counsel

Husch Blackwell LLP, 13330 California Street, Suite 200, Omaha, NE 68154, is counsel to the Company.

Codes of Ethics

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about the Fund's investment activities. The Company, Tributary, FNFA, and the Distributor have each adopted Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics conditionally permits personnel of the foregoing parties to invest in securities, including securities that may be purchased or held by the Fund.

ADDITIONAL INFORMATION

The Company was organized as a Nebraska corporation on October 12, 1994. The Company and four of its portfolios were organized to acquire the assets and continue the business of the corresponding substantially identical investment portfolios of The Sessions Group, an Ohio business trust. On April 10, 1995, the Company acquired approximately $326 million of assets from The Sessions Group in return for an equivalent dollar amount of Shares of the Company. Additional portfolios have been added since then. Each Share of a Fund represents an equal proportionate interest in that Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Board.

Organization and Capital Structure

The Company is authorized to issue a total of 1,000,000,000 Shares of common stock in series with a par value of $.00001 per share. Four Hundred million (400,000,000) of these Shares have been authorized by the Board to be issued in series designated for the existing five Funds. The Board of Directors may re-allocate additional Shares in series, or may divide the Shares of any existing or new series into two or more subseries or classes, all without Shareholder approval. The Board has authorized one class of Shares for the Fund - the Institutional Plus Class. As of the date of this SAI, the Board has authorized the issuance of [25,000,000] of the authorized Shares as Institutional Plus Class Shares. As of the date of this SAI, Institutional Class Plus Shares have been issued and are outstanding for the Fund.

All Shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All Shares have equal voting rights. They can be issued as full or fractional Shares. A fractional Share has the same kind of rights and privileges as a full Share on a pro-rata basis. The Shares possess no preemptive or conversion rights.

Each Share of the Fund has one vote (with proportionate voting for fractional Shares) irrespective of the relative NAV of the Shares. On some issues, such as the election of Directors, all Shares of the Fund vote together as one series. Cumulative voting is authorized. This means that in a vote for the election of Directors, Shareholders may multiply the number of Shares they own by the number of directorships being filled and then allocate such votes to one or more Directors. On issues affecting only a particular Fund, the Shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

The Articles of Incorporation of the Company permit the Company, by resolution of its Board, to create new series of common Shares relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes can be utilized to create differing expense and fee structures for investors in the same Fund. Differences can exist, for example, in the sales load, Plan fees, or Service Plan fees applicable to different classes of Shares offered by a particular Fund. Such arrangements can enable the Company to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments in the Funds. The Board could create additional classes in the future without Shareholder approval. However, any such creation of classes would require compliance with regulations the SEC has adopted under the 1940 Act.

Shareholder Meetings

It is possible that the Company will not hold annual regular meetings of Shareholders. Annual meetings of Shareholders will not be held unless called by the Shareholders under the Nebraska Business Corporation Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder. Special meetings of the Shareholders may be held, however, at any time and for any purpose, if called by (i) the Chairman of the Board, the President, and two

or more Directors, or (ii) by one or more Shareholders holding 10% or more of the Shares entitled to vote on matters presented to the meeting, if such Shareholders comply with the requirements of the Nebraska Business Corporation Act. Additionally, the local district court may summarily order that a special meeting be held if it is properly demanded and either (y) insufficient notice was given or (z) it was not held. In addition, the 1940 Act requires a Shareholder vote for all amendments to fundamental investment policies, investment advisory contracts, and amendments thereto.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Control Persons and Principal Holders of Securities

As of the date of this SAI, the Fund had not commenced operations, so there were no control persons or principal holders of securities.

Vote of a Majority of the Outstanding Shares

As used in the Prospectus and this SAI, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding Shares of that Fund.

Additional Tax Information

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Funds and to an investment in the Funds by a U.S. shareholder. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe income tax consequences that are assumed to be generally known by U.S. shareholders or certain considerations that may be relevant to certain types of U.S. shareholders subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that U.S. shareholders hold Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this SAI and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax and does not discuss any tax consequences to investors that are not U.S. shareholders. Furthermore, this discussion generally does not reflect possible application of the alternative minimum tax ("AMT").

The Fund is treated as a separate entity for federal income tax purposes and each intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, for so long as such qualification is in the best interest of the Fund's Shareholders. Qualification as a RIC under the Code requires, among other things, that the regulated investment company distribute to its Shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess if any, of net short-term capital gains over long-term capital losses). Furthermore, distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.  In addition, in order to qualify as a RIC, the following source-of-income and asset-diversification requirements must be met:  (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S.

Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer; and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in (x) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (y) the securities of two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses or (z) the securities of one or more qualified publicly traded partnerships.

The Fund contemplates declaring as dividends 100% of its investment company taxable income (before deduction of dividends paid). In order to avoid the imposition of an excise tax, the Fund is required to distribute annually, prior to calendar year end, 98% of taxable net ordinary income on a calendar year basis, 98.2% of capital gain net income realized in the 12 months preceding October 31, and the balance of undistributed taxable ordinary income and capital gain net income from the prior calendar year. If distributions during the calendar year were less than the required amounts, the Fund would be subject to a nondeductible 4% excise tax on the deficiency. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the Shareholders. A return of capital distribution will generally not be taxable, but will reduce each Shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those Shares on which the distribution was received are sold.

Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, although the Regulated Investment Company Modernization Act of 2010 (the "Act") allows cures, through the payment of monetary penalties, for failure to satisfy either the RIC qualifying income or diversification requirements, if for any taxable year that the Fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders) and its distributions (including capital gain distributions) generally will be taxed as dividends to Shareholders. In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and corporate Shareholders would be eligible for the dividends received deduction. Non-corporate Shareholders may be able to treat such dividend distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

For taxable years that begin after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. In addition, some foreign countries may impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the IRS that will enable its Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by that Fund. Because less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro-rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

The Fund will be required in certain cases to backup withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts paid to any Shareholder who (i) has provided either an incorrect tax identification number or no number at all, (ii) who is subject to withholding by the IRS for failure to properly include on their return payments of interest or dividends, (iii) who has failed to certify to the Fund such Shareholder is not subject to backup withholding, or (iv) has failed to certify to the Fund that they are a U.S. person (including a resident alien). Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The Fund may invest in complex securities that may be subject to numerous special and complex tax rules such as MLPs or Treasury Inflation Protected Securities ("TIPS"). These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing, or character of the income distributed to you by the Fund.

Distributions paid by the Fund from its investment company taxable income, which includes realized net short-term capital gain, generally are taxable to U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or in Shares. Such distributions (if designated by the Fund) may qualify (provided holding period and certain other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations, excluding distributions from REITs and certain other entities and (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 20% (0% or 15% for such shareholders in lower tax brackets) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.

Distributions of the Fund's net capital gain (which generally is its realized net long-term capital gains in excess of realized net short-term capital losses), properly designated by the Fund as capital gain dividends, if any, are taxable to U.S. shareholders at rates applicable to long-term capital gain, whether paid in cash or in Shares, and regardless of how long the U.S. shareholder held the Fund's Shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of non-corporate U.S. shareholders is generally 20% (0% or 15% for such non-corporate shareholders in lower brackets). Distributions in excess of the Fund's earnings and profits, which represents a "return of invested principal," first reduce the adjusted tax basis of a U.S. Shareholder's Shares and, after such adjusted tax basis is reduced to zero, constitutes capital gain to such U.S. stockholder (assuming the stockholder's Fund Shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) may currently be taxed at a maximum federal rate of 39.6%, while net capital gain generally will be taxed at a maximum federal rate of 20%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum federal rate of 35%. To the extent that a distribution from the Fund is taxable, it is generally included in a Shareholder's gross income for the taxable year in which the Shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to the Shareholders as if the dividend was received in the calendar year it was declared. Every year, each Shareholder will receive a statement detailing the tax status of the Fund distributions for that year.

Any gain or loss recognized on a sale, exchange, or redemption of Shares by a Shareholder who is not a dealer in securities will generally, for individual Shareholders, be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if Shares on which a Shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a Shareholder repurchases (or enters into a contract to or option to repurchase) Shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period. The disallowed loss will be added to the cost basis of the new Shares acquired.

Under the Act, the Fund is permitted to carry forward capital losses for an unlimited period and retain their character as either short-term or long-term caplital losses, and will not be considered exclusively short-term as under previous law. However, any losses incurred during the fiscal year ended March 31, 2012 or later years will be required to be utilized prior to the losses incurred prior to the Act. As a result of this ordering rule, capital loss carry forwards incurred prior to the Act may be more likely to expire unused.

At March 31, 2015, the Fund had net capital loss carry forwards available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carry forwards are listed in the table below. Capital loss carry forwards with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring Capital Loss Carryforwards		No Expiration
Year(s) of Expiration	Amount	Short Term	Long Term	Total

Special Tax Considerations for the Fund

Under the Code, interest on loans incurred by Shareholders to enable them to purchase or carry Shares of the Fund may not be deducted for regular federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of Shares of the Fund may be considered to have been made with borrowed funds even through the borrowed funds are not directly traceable to the purchase of Shares.

For persons who are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if they receive exempt-interest dividends from the Fund.

A person who is a "substantial user" of facilities financed by industrial development or private activity bonds should consult their own tax adviser before purchasing Shares of the Fund.

Interest from municipal securities is tax-exempt for purposes of computing the Shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference item for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of municipal securities that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate Shareholders will be subject to AMT. They should consult their tax advisers.

State Taxes

Distributions by the Fund to Shareholders and the ownership of Shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax adviser regarding state and local tax rules affecting an investment in Fund Shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate Shareholders.

Information in the Prospectus and this SAI relating to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative or administrative action.

Miscellaneous

The Prospectus and this SAI omit certain of the information contained in the Company's Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

Financial Statements

As of the date hereof, the financial statements are not available for the Fund. Financial statements for the predecessor common trust fund managed by the Adviser that reorganized into the Fund are filed herewith as Exhibit ____.

APPENDIX A

Investment Grade Debt Securities. As stated in the Prospectus, each Fund may invest in debt securities rated at purchase BBB or better by Standard & Poor's Corporation ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's"), or the equivalent rating or better by nationally recognized statistical rating organization ("NRSRO"), or if unrated, considered by the Fund's Adviser to be of comparable quality ("Investment Grade Debt Securities"). The Short-Intermediate Bond Fund and the Income Fund may invest up to 20% of their assets in fixed income securities rated below "Investment Grade," but no lower than a B rating by an NRSRO at the time of purchase. The Balanced Fund may invest up to 20% of the fixed income portion of the Fund in fixed income securities rated below "investment grade," but not lower than a B rating by an NRSRO at the time of purchase.

As with other fixed-income securities, Investment Grade Debt Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Because certain Investment Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Particular types of Investment Grade Debt Securities may present special concerns. Some Investment Grade Debt Securities may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Investment Grade Debt Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Advisers conduct their own independent credit analysis of Investment Grade Debt Securities. Should subsequent events cause the rating of a debt security purchased by one of the Funds to fall below the fourth highest rating category, as the case may be, the Fund's Adviser will consider such an event in determining whether that Fund should continue to hold that security. The Advisers expect that they would not retain more than 5% of the assets of any Fund in such downgraded securities. In no event, however, would that Fund be required to liquidate any such portfolio security where the Fund should suffer a loss on the sale of such securities.

Commercial Paper Ratings. Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Commercial paper rated A1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted Al+. Commercial paper rated A2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A1. Commercial paper rated A3 by S&P indicates adequate capacity for timely payment. Such paper is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B by S&P is regarded as having only speculative capacity for timely payment. Commercial paper rated C by S&P is regarded as short-term obligations with a doubtful capacity for payment. Commercial paper rated D by S&P is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. Commercial paper rated A3, A2, or A1 by S&P is considered to be "investment grade."

Moody's commercial paper rating reflects opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime3 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Commercial paper rated Prime3, Prime2, or Prime1 by Moody's is considered to be "investment grade."

Commercial paper rated Fl+ by Fitch Inc. ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F1 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., Fl+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but the margin of safety is not as great as for issues assigned Fl+ or F1 ratings. Commercial paper rated F1+, F1, or F2 by Fitch is considered to be "investment grade." While commercial paper rated F3 by Fitch is regarded as having characteristics suggesting that the degree of assurance for timely payment is adequate, and is considered "investment grade," near-term adverse changes could cause this commercial paper to be rated below "investment grade." Commercial paper rated FS by Fitch is regarded as having characteristics suggesting a minimal degree of assurance for timely payment and is vulnerable to near term adverse changes in financial and economic conditions. Commercial paper rated D by Fitch is in actual or imminent payment default.

The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

Corporate Debt Ratings. An S&P corporate debt rating is a current assessment of the credit-worthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Corporate debt rated Baa, A, Aa, and Aaa by Moody's is considered to be "investment grade" corporate debt.

Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+. Bonds rated as A are considered to be of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below "investment grade" is higher than for bonds with higher ratings. Corporate debt rated BBB, A, AA, and AAA by S&P is considered to be "investment grade" corporate debt.

Municipal Obligations Ratings

The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG1 or VMIG1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support, or demonstrated broadbased access to the market for refinancing. Obligations rated MIG2 or VMIG2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG3 or VMIG3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P SP1, SP2, and SP3 municipal note ratings (the three highest ratings assigned) are described as follows:

"SP1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

"SP2": Satisfactory capacity to pay principal and interest.

"SP3": Speculative capacity to pay principal and interest.

The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

"Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A": Bonds which possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds which are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following summarizes the four highest ratings used by S&P for state and municipal bonds:

"AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Definitions of Certain Money Market Instruments

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government.

U.S. Government Agency and Instrumentality Obligations. Obligations of the U.S. government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies and Procedures of Tributary Funds, Inc.

It is the policy of the Board of Directors of Tributary Funds, Inc. (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held in portfolios of Tributary Funds, Inc. (the "Funds") is an asset of the Funds. Each adviser/sub-adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures. Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Reporting. The adviser's annual proxy report must include a separate report of proxies with respect to which the adviser or its affiliates have a relationship with the companies issuing the proxy that gives rise to a conflict of interest between the adviser and the Funds. The report must indicate the nature of the conflict of interest between the adviser and the Funds and how that conflict was resolved with respect to the voting of the proxy.

Sub-Advisers. The adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention. Each adviser/sub-adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

Revocation. The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is voluntary and may be revoked by the Board, in whole or in part, at any time.

Proxy Voting Policies and Procedures of the Advisers

Tributary Capital Management LLC and First National Fund Advisers (collectively, the "Advisers") hereby adopt the following Proxy Voting Policies and Procedures, (the "Policies") which shall be applicable to all voting securities owned from time to time by the respective portfolios (the "Funds") of Tributary Funds, Inc. (the "Company") and such other advisory clients as each Adviser shall determine.

Policy

Tributary Capital Management, LLC. has adopted the below guidelines in an effort to vote proxies in a manner that are consistent with Tributary's investment decision making. Each proxy is reviewed on a case by case basis, but the guidelines followed by Tributary will encourage the maximization of return for Tributary's clients through identifying and avoiding financial, audit, or corporate governance risks.

Election of Directors

Tributary generally supports the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, Tributary will vote on a case by case basis.

Auditors

Tributary will support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Tributary will vote against plans that will result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval.

Our approach to say-on-pay is that if the company received greater than 25% of votes against their previous say-on-pay advisory vote, we will only vote in favor of the company's current say-on-pay program if we feel they have made significant efforts to acknowledge and address the disconcern of the shareholders.

Tributary will generally vote that the compensation plan of executives be reviewed on an annual basis. However, we feel that it is up to the directors to determine appropriate executive compensation plans and will therefore vote against proposals requiring companies to allow shareholders an advisory compensation vote. Tributary will generally vote against proposals seeking to limit compensation in amount or design.

Tributary generally supports properly targeted shareholder initiatives such as:

1.	Requiring shareholder approval to re-price options
2.	Linking pay with performance
3.	Requiring shareholder approval on golden coffins
4.	Allowing shareholder approval on excessive golden parachutes

All other aspects of compensation plans are reviewed on a case by case basis.

Authorized Shares

We acknowledge the need for company's to have sufficient authorized shares for development opportunities. However, we will vote against the creation of large pools of unallocated shares if management has done a poor job of rationalizing the purpose of such shares or if we feel the number of shares exceeds those needed to accomplish management's plan.

Tributary will vote against the creation of or increase in blank check preferred shares and dual or multiple class capitalizations.

Shareholder Rights

Tributary generally supports proposals increasing or enhancing shareholder rights and will generally vote against a proposal to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Tributary thoroughly examines all aspects of mergers and acquisitions and handles each proposal on a case by case basis.

Shareholder Proposals

Tributary votes shareholder proposals on a case by case basis but will generally support the proposal if the actions would increase shareholder value, mitigate risk, or enhance shareholder rights.

Governance

Tributary will support initiatives that seek to enhance shareholder rights and proposals to allow increased shareholder participation at shareholder meetings.

Environment

In general, we do not support shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. The company is in the best position to make decisions that are in the best interest of the shareholders on these issues.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	Articles of Amendment and Second Amended and Restated Articles of Incorporation of the registrant dated August 22, 2011 (incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(b)	Amended and Restated Bylaws of the registrant dated August 1, 2010 (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 35 on Form N-1A filed July 29, 2010).

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement between the registrant and Tributary Capital Management, LLC dated May 3, 2010 (incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(d)(2)	Investment Sub-Advisory Agreement between Tributary Capital Management, LLC and First National Fund Advisers dated November 17, 2011 (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(d)(3)	Amendment to Investment Sub-Advisory Agreement between Tributary Capital Management, LLC and First National Fund Advisers dated October 1, 2014 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).
(e)(1)	Underwriting Agreement between the registrant and Northern Lights Distributors, LLC dated November 10, 2012 (incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 38 on Form N-1A filed on July 26, 2013).

(e)(2)	Distribution Services Agreement between the Tributary Capital Management, LLC and Northern Lights Distributors, LLC dated April 30, 2015 (incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(f)	Not applicable.

(g)(1)	Domestic Custody Agreement between the registrant and JPMorgan Chase Bank, National Association dated January 28, 2011 (incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(g)(2)	Fee Schedule to the Domestic Custody Agreement between the registrant and JPMorgan Chase Bank, National Association dated January 28, 2011 (incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(g)(3)	Amendment to the Domestic Custody Agreement between the registrant and JPMorgan Chase Bank, National Association dated March 1, 2011 (incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(g)(4)	Rider to the Domestic Custody Agreement for Global Fund Order Routing Services between the registrant and JPMorgan Chase Bank, National Association dated April 15, 2011 (incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).
(h)(1)	Administrative Services Plan and Servicing Agreement to the Administrative Services Plan by and between the registrant and Ascensus, Inc. dated August 15, 2012 (incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 38 on Form N-1A filed on July 26, 2013).

(h)(2)	Administrative Services Plan and Servicing Agreement to the Administrative Services Plan by and between the registrant and First National Bank of Omaha dated August 19, 2010 (incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(3)	Co-Administration Agreement between the registrant and First National Bank of Omaha dated October 1, 2006 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 25 on Form N-1A filed July 30, 2007).

(h)(4)	Amendment and Assignment of Co-Administration Agreement between First National Bank of Omaha and Tributary Capital Management, LLC dated May 3, 2010 (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(5)	Fund Accounting and Co-Administration Services Agreement between the registrant and Atlantic Fund Administration, LLC dated August 1, 2015 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(6)	Amended and Restated Agency Agreement between the registrant and DST Systems, Inc. dated October 1, 2012 (incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(7)	Transfer Agency Fee Schedule to Agency Agreement between the registrant and DST Systems, Inc. effective October 1, 2014 (incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(8)	Amended Fee Schedule to the Amended and Restated Agency Agreement between registrant and DST Systems, Inc. dated March 24, 2015 (incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(9)	Amendment to the Amended and Restated Agency Agreement between registrant and DST Systems, Inc. dated April 16, 2015 (incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(10)	Services Agreement between the registrant, Tributary Capital Management, LLC, and Charles Schwab & Co., Inc. dated April 17, 2006 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(h)(11)	Schedule 1 to the Services Agreement between the registrant, Tributary Capital Management, LLC, and Charles Schwab & Co., Inc. dated December 20, 2011 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(12)	Operating Agreement between the registrant and Charles Schwab & Co., Inc. dated April 17, 2006 (incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 32 on Form N-1A filed July 30, 2008).

(h)(13)	Services Agreement between Tributary Capital Management, LLC, FNB Fund Advisers, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated August 1, 2009 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(14)	Amendment to Services Agreement between Tributary Capital Management, LLC, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated May 3, 2010 (incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 35 on Form N-1A filed July 29, 2010).

(h)(15)	Amendment to Services Agreement between Tributary Capital Management, LLC, Northern Lights Distributors, LLC, National Financial Services LLC, Fidelity Brokerage Services LLC, and Fidelity Investments Institutional Operations Company, Inc. dated August 1, 2013 (incorporated by reference to Exhibit (h)(14) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(16)	Operating Agreement between the registrant, Northern Lights Distributors, LLC, Tributary Capital Management, LLC, and Vanguard Marketing Corporation dated October 4, 2013 (incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(17)	Operations Agreement between Northern Lights Distributors, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated September 4, 2013 (incorporated by reference to Exhibit (h)(16) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(18)	No-Load Fund Services Agreement between Northern Lights Distributors, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated September 4, 2013 (incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(19)	Fee Based Supplemental Agreement between Northern Lights Distributors, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated September 4, 2013 (incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(20)	Compensation Letter Agreement between Tributary Capital Management, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated July 9, 2013 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(21)	Acknowledgment of Obligations and Agreement between the registrant, Tributary Capital Management, LLC and Northern Lights Distributors, LLC dated July 24, 2013 (incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(22)	Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, and First National Fund Advisers (for services provided by Ascensus, Incorporated under an Administrative Services Plan) dated October 1, 2014 (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(23)	Eighth Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, and First National Fund Advisers (for services provided by Fidelity under an Operating Agreement) dated October 1, 2014 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(24)	Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, and First National Fund Advisers (for services provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated under an Operations Agreement) dated October 1, 2014 (incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(25)	Second Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, and First National Fund Advisers (for services provided by Charles Schwab & Co., Inc. under an Operating Agreement) dated October 1, 2014 (incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(26)	Amended and Restated Fee Apportionment Agreement between the registrant, Tributary Capital Management, LLC, and First National Fund Advisers (for services provided by Vanguard Marketing Corporation under an Operating Agreement) dated October 1, 2014 (incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(27)	Order Processing Agreement between the registrant and J.P. Morgan Clearing Corp. dated December 6, 2011 (incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).
(h)(28)	Shareholder Serving Agreement between Tributary Capital Management LLC and J.P. Morgan Chase Bank dated July 1, 2013 (incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(29)	Supplement to Mutual Fund Sales Agreement for Servicing Fee among the registrant, Raymond James, and Northern Lights Distributor LLC dated January 12, 2015 (incorporated by reference to Exhibit (h)(29) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(30)	TD Ameritrade Trust Company Shareholder Service Agreement among the registrant, TD Ameritrade Company, and Tributary Capital Management, LLC dated April 29, 2015 (incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(h)(30)	Compliance Services Agreement between the registrant and Beacon Hill Fund Services, Inc. dated December 21, 2009 (incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(h)(31)	Amendment to Compliance Services Agreement between the registrant and Beacon Hill Fund Services, Inc. dated December 21, 2011 (incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(32)	Amendment to Compliance Services Agreement between the registrant and Beacon Hill Fund Services, Inc. dated October 1, 2013 (incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(33)	Amendment to Compliance Services Agreement between the registrant and Beacon Hill Fund Services, Inc. dated April 1, 2014 (incorporated by reference to Exhibit (h)(27) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(34)	Indemnification Agreement between the registrant and Stephen Frantz dated August 19, 2010 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(35)	Indemnification Agreement between the registrant and John McCartney dated August 19, 2010(incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(36)	Indemnification Agreement between the registrant and Gary Parker dated August 19, 2010(incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(37)	Indemnification Agreement between the registrant and Robert Reed dated August 19, 2010 (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(38)	Indemnification Agreement between the registrant and Rodney Ruehle dated August 19, 2010 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(39)	Indemnification Agreement between the registrant and Daniel Koors dated August 19, 2010 (incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(h)(40)	Indemnification Agreement between the registrant and Emily Bennett dated June 17, 2013 (incorporated by reference to Exhibit (h)(25) to Post-Effective Amendment No. 38 on Form N-1A filed on July 26, 2013).

(h)(41)	Indemnification Agreement between the registrant and Karen Buiter dated May 7, 2014 (incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).
(h)(42)	Indemnification Agreement between the registrant and Angela Burke dated June 24, 2014 (incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(43)	Expense Waiver Agreement between registrant and Tributary Capital Management, LLC dated August 1, 2014 (incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(44)	Expense Waiver Agreement between registrant and First National Fund Advisors dated August 1, 2014 (incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).

(h)(45)	Amendment to Expense Waiver Agreement between registrant and First National Fund Advisors dated October 1, 2014 (incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).
(i)(1)	Opinion of Husch Blackwell LLP (incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 35 on Form N-1A filed July 29, 2010).

(i)(2)	None
(j)(1)	None

(j)(2)	Limited Power of Attorney on behalf of the directors of the registrant dated May 27, 2015 (incorporated by reference to Exhibit (j)(2) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(k)	Not applicable.

(l)	Subscription Agreement of Miriam M. Allison dated December 20, 1994 (incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 5 on Form N-1A filed July 23, 1996).

(m)(1)	Amended and Restated Distribution Plan — Tributary Funds: Class A Shares dated August 19, 2010 (incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 38 on Form N-1A filed on July 26, 2013).

(n)	Second Amended and Restated Rule 18f-3 Multi-Class Plan of the registrant dated August 1, 2011(incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 37 on Form N-1A filed on July 31, 2012).

(o)	Not applicable.

(p)(1)	Code of Ethics of the registrant (incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

(p)(2)	Code of Ethics of First National Fund Advisers dated April 1, 2015 (incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 45 on Form N-1A filed July 29, 2015).

(p)(3)	Code of Ethics of Tributary Capital Management, LLC dated March 19, 2013 (incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 41 on Form N-1A filed on July 31, 2014).
(p)(4)	Code of Ethics of Northern Lights Distributors, LLC (incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 34 on Form N-1A filed June 1, 2010).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Sections 21-20,103 and 20,108 of the Nebraska Business Corporation Act allow indemnification of officers and directors of the registrant under circumstances set forth therein. The registrant has made such indemnification mandatory. Reference is made to Articles VII(D) and IX of the registrant's Amended and Restated Articles of Incorporation and Article XIII of registrant's Amended and Restated Bylaws.

The general effect of such provision is to require indemnification of persons who are in an official capacity with the corporation against judgments, penalties, fines, and reasonable expenses including attorneys' fees incurred by said person if: (1) the person has not been indemnified by another organization for the same judgments, penalties, fines, and expenses for the same acts or omissions; (2) the person acted in good faith; (3) the person received no improper personal benefit; (4) in the case of a criminal proceeding, the person had no reasonable cause to believe the conduct was unlawful; and (5) in the case of directors, officers, and employees of the corporation, such persons reasonably believed that the conduct was in the best interest of the corporation, or in the case of directors, officers, or employees serving at the request of the corporation for another organization, such person reasonably believed that the conduct was not opposed to the best interests of the corporation. A corporation is permitted to maintain insurance on behalf of any officer, director, employee, or agent of the corporation or any person serving as such at the request of the corporation against any liability of such person.

Nevertheless, the Amended and Restated Articles of Incorporation prohibit any indemnification that would be in violation of Section 17(b) of the Investment Company Act of 1940, as now enacted or hereafter amended and the Amended and Restated Bylaws prohibits any indemnification inconsistent with the guidelines set forth in Investment Company Act Releases No. 7221 (June 9, 1972) and No. 11330 (September 2, 1980). Such Releases prohibit indemnification in cases involving willful misfeasance, bad faith, gross negligence, and reckless disregard of duty and establish procedures for the determination of entitlement to indemnification and expense advances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer, or controlling person and the U.S. Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the indemnification provisions contained in the registrant's Articles and Bylaws, the registrant has entered into indemnification agreements with each of its officers and directors. In addition to these indemnification agreements, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Underwriting Agreement, Fund Accounting and Co-Administration Agreement, and Domestic Custody Agreement. Finally, the registrant has also included in its Amended and Restated Articles of Incorporation a provision which eliminates the liability of outside directors to monetary damages for breach of fiduciary duty by such directors. Pursuant to Neb. Rev. Stat. Section 21-2018(2)(d), such limitation of liability does not eliminate or limit liability of such directors for any act or omission not in good faith which involves intentional misconduct or a knowing violation of law, any transaction from which such director derived an improper direct or indirect financial benefit, for paying a dividend or approving a stock repurchase which was in violation of the Nebraska Business Corporation Act and for any act or omission which violates a declaratory or injunctive order obtained by the registrant or its shareholders.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Tributary Capital Management, LLC ("Tributary"), a wholly owned subsidiary of First National Bank of Omaha, a wholly owned subsidiary of First National of Nebraska, Inc. ("First National"), is the investment adviser to each of the investment portfolios of the registrant. First National and its affiliates provide a full range of financial and trust services to businesses, individuals, and government entities. First National and its affiliates serve Nebraska, as well as other areas of the Midwest.

To the knowledge of registrant, none of the directors or officers of Tributary is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature, except that certain officers and directors of Tributary also hold positions with Tributary's parent, First National, or its subsidiaries or affiliates.

Partners of Tributary Capital Management, LLC

Name & Address	Principal Occupation
Stephen R. Frantz 1620 Dodge Street Stop 1089 Omaha, Nebraska, 68197	President (05/01/2010 to present)

Mark A. Wynegar 1620 Dodge Street Stop 1089 Omaha, Nebraska, 68197	Managing Director (01/01/2011 to present)

ITEM 32. PRINCIPAL UNDERWRITERS.

Item 32(a)

Northern Lights Distributors, LLC ("NLD"), the principal underwriter of the registrant, also acts as a principal underwriter for the following: AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Private Equity Fund, The Multi-Strategy Growth & Income Fund, The Saratoga Advantage Trust, Total Income+ Real Estate Fund, Two Roads Shared Trust, and Vertical Capital Income Fund.

Item 32(b)

NLD is registered with U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, NE 68130. To the best of registrant's knowledge, the following are the managers and officers of NLD:

Managers and Officers of Northern Lights Distributors, LLC

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with the Fund
Brian Nielsen 17606 Wright Street Omaha, Nebraska 68130	Manager, Chief Executive Officer, and Secretary	None

Daniel Applegarth 17606 Wright Street Omaha, Nebraska 68130	Treasurer/FINOP	None

Mike Nielsen 17606 Wright Street Omaha, Nebraska 68130	Chief Compliance Officer and AML Compliance Officer	None

Bill Wostoupal 17606 Wright Street Omaha, Nebraska 68130	President	None

Bill Strait 17606 Wright Street Omaha, Nebraska 68130	General Counsel	None

Item 32(c). Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are located, in whole or in part, at the office of the registrant, 1620 Dodge Street, Stop 1089, Omaha, NE 68197, and the following locations:

First National of Nebraska, Inc., One First National Center, Omaha, NE 68102
Tributary Capital Management, LLC, 1620 Dodge Street, Stop 1089, Omaha, NE 68197
Office of the Co-Administrator, 3 Canal Plaza, Suite 600, Portland, ME 04101
Office of the Transfer Agent, 210 West 10th Street, Kansas City, MO 64105
JPMorgan Chase Bank, N.A., One Chase Manhattan Plaza, New York, NY 10005
First National Fund Advisers, 215 West Oak Street, Fort Collins, CO 80521
First National Fund Advisers, 14010 FNB Parkway, Omaha, NE 68154
Iron Mountain Incorporated, 1601 Leavenworth, Omaha, NE 68102

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 16th day of October, 2015.

Tributary Funds, Inc.

By:	*/s/ Gino Malaspina
Name:	Stephen R. Frantz
Title:	President
Date:	October 16, 2015

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*/s/ Gino Malaspina
Stephen R. Frantz	President and Chairman of the Board of Directors	October 16, 2015

/s/ Karen Shaw
Karen Shaw	Treasurer	October 16, 2015

*/s/ Gino Malaspina
John J. McCartney	Director	October 16, 2015

*/s/ Gino Malaspina
Gary D. Parker	Director	October 16, 2015

*/s/ Gino Malaspina
Robert A. Reed	Director	October 16, 2015

/s/ Gino Malaspina
*By: Gino Malaspina	Attorney-in-Fact	October 16, 2015

* Gino Malaspina signs this document on behalf of each of the foregoing persons pursuant to the Limited Power of Attorney which is filed herewith as Exhibit (j)(2) to this Post-Effective Amendment.

EXHIBIT INDEX

None